COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Restatement Effective April 1, 2015 Working Plan Document includes: Amendment No. 1 signed August 1, 2016 and effective April 15, 2015

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Restatement Effective April 1, 2015 TABLE OF CONTENTS Page i Doc #01.2903591v3 INTRODUCTION.............................................................................................................. I ARTICLE 1 DEFINITIONS .......................................................................................... 2 1.1 Definition of certain Terms ......................................................................... 2 1.2 Account...................................................................................................... 2 1.3 Account Balance........................................................................................ 2 1.4 Affiliate ....................................................................................................... 2 1.5 Allocation Date........................................................................................... 2 1.6 Annual Earnings ........................................................................................ 2 1.7 Authorized Absence................................................................................... 3 1.8 Beneficiary ................................................................................................. 4 1.9 Board of Directors...................................................................................... 4 1.10 Break in Service......................................................................................... 4 1.11 Code 4 1.12 Committee ................................................................................................. 4 1.13 Contribution ............................................................................................... 4 1.14 Corporation ................................................................................................ 4 1.15 Disqualified Person.................................................................................... 5 1.16 Eligible Employee ...................................................................................... 5 1.17 Employee................................................................................................... 6 1.18 Employer.................................................................................................... 6 1.19 ERISA........................................................................................................ 6 1.20 Exempt Loan.............................................................................................. 6 1.21 Exempt Loan Stock.................................................................................... 6 1.22 Fair Market Value ...................................................................................... 6 1.23 Forfeiture ................................................................................................... 6 1.24 Highly Compensated Employee................................................................. 7 1.25 Hour of Service .......................................................................................... 8 1.26 Leased Employee ...................................................................................... 9 1.27 Loan Suspense Account ............................................................................ 9 1.28 Nonstock Account.................................................................................... 10 1.29 Normal Retirement Age ........................................................................... 10 1.30 Participant................................................................................................ 10 1.31 Plan 10 1.32 Plan Year ................................................................................................. 10 1.33 Qualified Domestic Relations Order or QDRO......................................... 10 1.34 Stock 10 1.35 Stock Account.......................................................................................... 10 1.36 Thrift Plan ................................................................................................ 10

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Restatement Effective April 1, 2015 TABLE OF CONTENTS Page ii Doc #01.2903591v3 1.37 Trust Agreement ...................................................................................... 10 1.38 Trust Fund or Trust .................................................................................. 11 1.39 Trustee..................................................................................................... 11 1.40 Valuation Date ......................................................................................... 11 1.41 Year of Eligibility Service ......................................................................... 11 1.42 Year of Vesting Service ........................................................................... 11 ARTICLE 2 PARTICIPATION ................................................................................... 12 2.1 Commencement of Participation.............................................................. 12 2.2 Participation Upon Reemployment .......................................................... 12 2.3 Cessation Of Participation ....................................................................... 13 2.4 Information to be Furnished..................................................................... 13 ARTICLE 3 CONTRIBUTIONS ................................................................................. 14 3.1 Contributions............................................................................................ 14 3.2 Participant Contributions.......................................................................... 14 3.3 Rollover Contributions.............................................................................. 14 3.4 Allocation of Contributions ....................................................................... 14 ARTICLE 4 EXEMPT LOANS................................................................................... 15 4.1 Exempt Loans.......................................................................................... 15 4.2 Requirements for Exempt Loans ............................................................. 15 4.3 Allocation of Exempt Loan Stock ............................................................. 16 ARTICLE 5 PARTICIPANT ACCOUNTS .................................................................. 18 5.1 Participant Accounts ................................................................................ 18 5.2 Allocation of Trust Income or Loss........................................................... 19 5.3 Communication of Account Balances ...................................................... 20 ARTICLE 6 RIGHTS TO BENEFITS......................................................................... 20 6.1 Vesting and Forfeiture.............................................................................. 20 6.2 Events Causing Account Balance to Become Distributable ..................... 22 6.3 Designation of Beneficiary ....................................................................... 22 6.4 Qualified Domestic Relations Orders....................................................... 24 ARTICLE 7 DISTRIBUTION OF BENEFITS ............................................................. 25 7.1 Time of Distribution.................................................................................. 25 7.2 Form of Distribution ................................................................................. 27 7.3 Valuation for Distribution.......................................................................... 27

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Restatement Effective April 1, 2015 TABLE OF CONTENTS Page iii Doc #01.2903591v3 7.4 Eligible Rollover Distributions .................................................................. 27 7.5 Application for Benefits ............................................................................ 29 7.6 Payment to Infants and Incompetent Persons ......................................... 29 7.7 Notice to Trustee ..................................................................................... 29 7.8 Claims Procedures; Litigation of Denied Claims ...................................... 30 7.9 Required Minimum Distributions .............................................................. 31 ARTICLE 8 ADDITIONAL RULES CONCERNING STOCK...................................... 36 8.1 Nontraded Stock Subject to Put Option ................................................... 36 8.2 Limitation on Allocations of Certain Stock................................................ 37 8.3 Dividends on Stock .................................................................................. 38 8.4 Diversification of Investment of Stock Account ........................................ 38 8.5 Voting Rights ........................................................................................... 41 8.6 Restrictions on Stock ............................................................................... 42 ARTICLE 9 TRUST FUND........................................................................................ 42 9.1 Establishment of Trust ............................................................................. 42 9.2 Exclusive Benefit of Trust ........................................................................ 43 9.3 Investment Managers .............................................................................. 44 ARTICLE 10 OPERATION AND ADMINISTRATION................................................ 44 10.1 Division of Authority and Responsibility ................................................... 44 10.2 Benefits Committee ................................................................................. 45 10.3 Authority of Committee ............................................................................ 46 10.4 Allocation and Delegation of Responsibilities .......................................... 47 10.5 Multiple Fiduciary Capacities ................................................................... 47 10.6 Employment of Advisers .......................................................................... 47 10.7 Records and Reports............................................................................... 47 10.8 Protection of Committee and Others........................................................ 48 10.9 Administration Expenses ......................................................................... 48 10.10 Bonding.................................................................................................... 48 ARTICLE 11 AMENDMENT AND TERMINATION.................................................... 48 11.1 Amendment ............................................................................................. 48 11.2 Limitations on Amendment ...................................................................... 49 11.3 Termination of Plan.................................................................................. 49 ARTICLE 12 PARTICIPATION BY AFFILIATES....................................................... 49 12.1 Participation by Affiliates.......................................................................... 49 12.2 Termination of Participation ..................................................................... 50

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Restatement Effective April 1, 2015 TABLE OF CONTENTS Page iv Doc #01.2903591v3 ARTICLE 13 LIMITATION ON ANNUAL ADDITIONS .............................................. 50 13.1 Summary ................................................................................................. 50 13.2 Definitions and Rules of Interpretation..................................................... 51 13.3 Limitation on Annual Additions................................................................. 53 13.4 Adjustment to Reduce Annual Addition ................................................... 53 13.5 Incorporation of Code Section 415 .......................................................... 53 ARTICLE 14 TOP-HEAVY PROVISIONS................................................................. 53 14.1 Purpose of Article .................................................................................... 53 14.2 Definitions ................................................................................................ 54 14.3 Top-Heavy Plan ....................................................................................... 56 14.4 Top-Heavy Ratio...................................................................................... 56 14.5 Application of Top-Heavy Rules............................................................... 58 14.6 Minimum Vesting ..................................................................................... 58 14.7 Minimum Benefits .................................................................................... 58 14.8 EGTRRA Amendment.............................................................................. 59 ARTICLE 15 MISCELLANEOUS .............................................................................. 61 15.1 Plan Not a Contract of Employment......................................................... 61 15.2 Benefits Payable Only from Plan Assets.................................................. 61 15.3 Provisions of Plan Binding on All Persons ............................................... 61 15.4 Non-Alienation of Benefits ....................................................................... 61 15.5 Limitations on Merger, Consolidation, etc................................................ 62 15.6 Plan Intended To Be Qualified ................................................................. 62 15.7 Construction............................................................................................. 62 15.8 Governing Law......................................................................................... 62 15.9 Qualified Military Service ......................................................................... 62 SCHEDULE A PARTICIPATING EMPLOYERS AND ELIGIBLE EMPLOYEES .......... 64

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Restatement Effective April 1, 2015 Working Plan Document INTRODUCTION Effective April 1, 1987, COLUMBUS McKINNON CORPORATION (the “Corporation”), adopted a floor-offset pension arrangement for the benefit of the employee classes that previously participated in the Columbus McKinnon Corporation Retirement Plan for Salaried Employees, the Retirement Plan for Salaried Employees of the Midland Forge Division of Columbus McKinnon Corporation and the Retirement Plan for Salaried Employees of the Dixie Industries Division of Columbus McKinnon Corporation. It was intended at that time that the profit sharing plan portion of the floor-offset arrangement would be converted to an employee stock ownership plan at a future date. After the formal adoption of the floor-offset arrangement, it became clear that the Omnibus Budget Reconciliation Act of 1987 precluded an employee stock ownership plan from being part of a floor-offset arrangement. In light of this development, the Corporation decided to restate the profit sharing plan portion of the floor-offset arrangement, effective November 1, 1988, as an employee stock ownership plan, which plan would operate independent of the defined benefit plan that had been adopted as a part of the floor-offset arrangement. The restated plan was named the Columbus McKinnon Corporation Employee Stock Ownership Plan (the “Plan”). The Plan was amended and restated effective April 1, 1989 and the 1989 Plan Restatement was subsequently amended by Amendment Nos. 1 through 17. This document amends and restates the Plan effective April 1, 2015 except as otherwise provided herein. The provisions of the Plan as set forth herein shall apply only to an employee who separates from service on or after April 1, 2015. The rights and benefits, if any, of an employee who separated from service before April 1, 2015 shall be determined in accordance with the provisions of the Plan in effect on the date the employee separated from service including any amendment that became effective on or before such date. The Plan is intended to be an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code and an eligible individual account plan within the meaning of Section 407(d)(3) of ERISA. This restated plan document was submitted to the Internal Revenue Service in proposed form with a cover letter dated November 30, 2015 and received a favorable determination letter dated July 21, 2016.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 2 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 ARTICLE 1 DEFINITIONS 1.1 Definition of certain Terms. The words and phrases defined in this Article when used in this Plan shall have the meanings indicated, unless a different meaning is plainly required by the context. 1.2 Account means any account maintained on behalf of a Participant by the Committee in accordance with ARTICLE 5. 1.3 Account Balance means the total amount credited to a Participant’s Accounts as of any date of determination. 1.4 Affiliate means: (a) any corporation that is a member of a controlled group of corporations (as defined in Code Section 414(b)) of which the Corporation is also a member; (b) any trade or business whether or not incorporated that is under common control (as defined in Code Section 414(c)) with the Corporation; (c) any trade or business required to be aggregated with the Corporation in accordance with the affiliated service group rules under Code Section 414(m); or (d) any other entity required to be aggregated with the Corporation pursuant to Treasury Regulations under Code Section 414(o); provided, however, that a corporation or other trade or business shall not be an Affiliate during any period when it was not related to the Corporation within the meaning of this Section 1.4. 1.5 Allocation Date means the last day of each calendar year. 1.6 Annual Earnings. (a) In General. “Annual Earnings” means all salary or wages actually paid to an Employee during the calendar year by the Corporation and each of its Affiliates. As used in this Section 1.6(a), the term “salary or wages” means salary or wages required to reported on the Employee’s federal income tax withholding statement within the meaning of Treasury Regulation §1.415(c)-2(d)(4). An amount is not Annual Earnings if it is paid after the Participant’s severance from employment unless (i) the Participant is in qualified military service (as defined in Code Section 414(u)), (ii) the Participant is permanently and totally disabled (as defined in Code Section 22(e)(3)), or (iii) the amount is paid by the later of 2-1/2 months after severance from employment or the end of the year that includes the date of severance from employment and is described in Treasury Regulation §1.415(c)-2(e)(3)(ii) or (iii).

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 3 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (1) Specific Exclusions. “Annual Earnings” shall exclude the following items (even if includible in gross income): reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation, and welfare benefits. (2) Specific Inclusions. “Annual Earnings” shall include all amounts that would have been paid to the Employee by the Corporation and each of its Affiliates during the Plan Year or other period but for any salary reduction agreement and that are excluded from the gross income of the Employee under any one of the Code sections referred to in Code Section 414(s)(2) (concerning 401(k) plans, cafeteria plans, qualified transportation fringes and certain other deferred compensation arrangements). (b) Code Section 401(a)(17) Limit. In addition to all other applicable limitations set forth in the Plan, and notwithstanding any other provision in the Plan to the contrary, for any Plan Year or other 12-month period beginning on or after January 1, 1989, the Annual Earnings of each Employee taken into account under the Plan shall not exceed the “Code Section 401(a)(17) Limit.” If a Plan Year or other determination period consists of fewer than 12 months, the “Code Section 401(a)(17) Limit” shall be multiplied by a fraction, the numerator of which is the number of months in the Plan Year or other determination period and the denominator of which is 12. (1) Limit Effective January 1, 1989. The “Code Section 401(a)(17) Limit” for the Plan Year or any other 12-month period beginning in the 1989 calendar year or any subsequent calendar year shall be $200,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17). (2) Limit Effective January 1, 1994. The “Code Section 401(a)(17) Limit” for the Plan Year or any other 12-month period beginning in the 1994 calendar year or any subsequent calendar year shall be $150,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17). (3) Limit Effective January 1, 2002. The “Code Section 401(a)(17) Limit” for the Plan Year or any other 12-month period beginning in the 2002 calendar year or any subsequent calendar year shall be $200,000 or such larger amount as the Secretary of the Treasury may determine for such calendar year under Code Section 401(a)(17). 1.7 Authorized Absence means a period of excused absence from the performance of normally scheduled duties with the Employer not exceeding two years, including any absence authorized by the Employer in accordance with its established leave policy, or a period of absence (which may be in excess of two years) for military service with the

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 4 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 United States of America in satisfaction of a legal obligation. A person who fails to return to active service forthwith upon the expiration of the period of absence authorized, or in the case of military service, within 90 days after first becoming eligible for discharge or release from active duty (or within such longer period thereafter as may be fixed by law), shall be considered to have terminated his employment upon the commencement of such absence. 1.8 Beneficiary means any person who has received or may become entitled to receive distribution of a Participant’s Account Balance on account of the death of a Participant, and shall include a trust, estate or legal representative. Beneficiaries are determined under Section 6.3. 1.9 Board of Directors means the Board of Directors of the Corporation. 1.10 Break in Service. (a) In General. An Employee shall incur a one-year Break in Service for each 12 month computation period in which an Employee is credited with less than 501 Hours of Service. For purposes of determining Years of Eligibility Service, the computation period shall be the 12 consecutive month period following the date on which the Employee first completes an Hour of Service or anniversary thereof, and for purposes of determining Years of Vesting Service the computation period shall be the calendar year. (b) Special Rule for Maternity or Paternity Absence. Solely for the purpose of determining whether a Break in Service has occurred, an Employee who is absent from service by reason of the Employee’s pregnancy, the birth of the Employee’s child, the placement of a child with the Employee by reason of adoption, or care for such child immediately following such birth or adoption, shall be credited with up to 501 Hours of Service at the rate such Hours of Service would normally have been credited to the Employee but for such absence. The Hours of Service shall be credited to the Employee in the computation period in which the absence commenced if necessary to avoid a Break in Service in that period or, in any other case, in the immediately following computation period. 1.11 Code means the Internal Revenue Code of 1986, as amended from time to time. Reference to any section or subsection of the Code includes reference to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection. 1.12 Committee means the Benefits Committee appointed to administer the Plan as provided in Section 10.2. 1.13 Contribution means a contribution made by the Employer under the Plan in accordance with Section 3.1. 1.14 Corporation means Columbus McKinnon Corporation.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 5 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 1.15 Disqualified Person means: [1] the Corporation, [2] an officer, director, 10 percent or more shareholder or Highly Compensated Employee earning 10 percent or more of the total wages of the Corporation, [3] a Trustee or other fiduciary under the Plan, or [4] any other person who is a “disqualified person” within the meaning of Code Section 4975(e)(2) 1.16 Eligible Employee. (a) In General. “Eligible Employee” means any Employee who is employed by an Employer and who is regularly employed at a facility located within the United States of America or who is a United States citizen employed by an Employer outside the United States but who is carried on a United States payroll. (b) Employees Temporarily Transferred Abroad. An Eligible Employee who is transferred to a facility outside the United States on a temporary basis (for less than five years) shall continue to be an Eligible Employee during such period, provided that the Employee remains on the payroll of an Employer. (c) Exclusion of Certain Employees. The term “Eligible Employee” shall not include any employee: (1) Collective Bargaining Employees -- who is employed in any bargaining unit covered under a collective bargaining agreement which does not provide for participation by employees of such unit in this Plan; (2) Leased Employees -- who is employed as a Leased Employee; (3) Contract Employee -- whose services are performed in the capacity of a consultant or contractor or other capacity pursuant to a written contract which provides that his services are to be rendered in a capacity other than as a regular employee, and/or who is compensated by fees or similar charges requiring the submission of invoices, as opposed to being compensated by a regular fixed salary or wage; (4) Employees Temporarily Assigned to U.S. Locations -- who [1] is regularly employed outside the United States, [2] is employed within the United States by an Employer pursuant to a temporary assignment, and [3] was not covered under the Plan immediately prior to such temporary assignment. (5) Deemed Ineligible Employee. The term “Eligible Employee” shall not include an individual during any period when the individual is treated as ineligible for participation in the Plan by the Employer because the individual is considered by the Employer to be a Leased Employee, Contract Employee or the employee of a temporary help firm, staffing firm, employee leasing firm, professional service organization or similar entity (and not an Employee of the Employer) regardless of whether the employment status of the individual is

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 6 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 determined by a court, government agency or other competent authority to be inconsistent with the treatment of the individual by the Employer. (6) Employees Hired After December 31, 2011. The term “Eligible Employee” shall not include any individual who is hired or rehired by an Employer after December 31, 2011. In the case of a former Eligible Employee who is rehired after December 31, 2011, such individual may continue to earn Vesting Service but shall not receive any allocations after such rehire. 1.17 Employee means an employee under common law of the Corporation or an Affiliate, or a Leased Employee. The term “Employee” includes a person who is on layoff status under a layoff policy maintained by the Corporation or Affiliate that employs such person. 1.18 Employer means the Corporation and each Affiliate that participates in the Plan in accordance with ARTICLE 12. Any Affiliate that becomes an Employer shall be listed in Schedule A attached to and made a part of this Plan. 1.19 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to any section or subsection of ERISA includes references to any comparable or succeeding provisions of any legislation which amends, supplements or replaces such section or subsection. 1.20 Exempt Loan means any loan (or other extension of credit) to the Trust that is intended to meet the requirements set forth in Section 4975(d)(3) of the Code and Treasury Regulations thereunder (so as to not constitute a prohibited transaction) and that is used to finance the acquisition of Stock or to refinance a prior Exempt Loan. 1.21 Exempt Loan Stock means Stock acquired by the Trust with the proceeds of an Exempt Loan. 1.22 Fair Market Value means [1] with respect to Stock that is readily tradable on an national securities exchange that is registered with the Securities and Exchange Commission, the price of the Stock prevailing on the exchange, [2] with respect to Stock that is readily tradable on an established securities market that is not an exchange, the offering price for the Stock as established by current bid and asked prices quoted by persons independent of the Corporation, and [3] with respect to Stock that is not readily tradable on an established securities market, the value determined by the Committee in accordance with Treasury Regulation §54.4975-11(d)(5) and based upon, among other things, an evaluation performed not less frequently than annually by an independent appraiser having expertise in rendering such evaluations as provided in Section 401(a)(28)(c) of the Code. 1.23 Forfeiture means a nonvested Account Balance that is forfeited in accordance with Section 6.1.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 7 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 1.24 Highly Compensated Employee. (a) In General. The term Highly Compensated Employee includes highly compensated active Employees and highly compensated former Employees. (1) Active Employees. A highly compensated active employee means any Employee who: (A) was a 5-percent owner (as defined in Section 416(i)(1) of the Code) of the Employer or Affiliate at any time during the current or preceding year, or (B) for the preceding year had compensation from the Employer and all Affiliates in excess of $80,000 (as adjusted by the Secretary of the Treasury pursuant to Section 415(d) of the Code, except that the base period shall be the calendar quarter ending September 30, 1996). (2) Former Employees. A former Employee shall be highly compensated employee if: (A) the Employee was a Highly Compensated Employee when the Employee separated from service, or (B) the Employee was a Highly Compensated Employee at any time after attaining age 55. (3) Calendar Year Data Election. Effective April 1, 1999, for purposes of Section 1.24(a)(1)(B), the term “preceding year” shall mean the calendar year beginning with or within the Plan Year (look-back year) immediately preceding the Plan Year (determination year) for which the Highly Compensated Employee status of an Employee is being determined. (b) Meaning of "Compensation". For the purpose of this Section 1.24, the term "compensation" means compensation within the meaning of Section 415(c)(3) of the Code and Section 13.2(h) of the Plan. For Plan Years beginning before April 1, 1998, the determination of "compensation" shall be made without regard to Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code and, in the case of employer contributions made pursuant to a salary reduction agreement, without regard to Section 403(b) of the Code. For Plan Years beginning before April 1, 2001, the determination of “compensation” shall be made without regard to Section 132(f)(4) of the Code. (c) Application of Code and Regulations. The determination of who is a Highly Compensated Employee, including the determinations of the number and identity

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 8 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 of Employees in the top-paid group, shall be made in accordance with Section 414(q) of the Code and the regulations thereunder. 1.25 Hour of Service means: (a) Period When Duties Are Performed. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Corporation or an Affiliate during the applicable computation period; (b) Period When No Duties Are Performed. Each hour for which an Employee is paid or entitled to payment, by the Corporation or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability) lay-off, jury duty, military duty or leave of absence. For purposes of this Section 1.25, a payment shall be deemed made or due from the Corporation or an Affiliate regardless of whether such payment is made by or due from the Corporation or Affiliate directly, or indirectly through, among others, a trust, fund or insurer, to which the Corporation or Affiliate contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate. Notwithstanding the foregoing: (1) No more than 501 Hours of Service shall be credited under this Section 1.25(b) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period); (2) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen’s compensation, or unemployment compensation or disability insurance laws; and (3) Hours of Service shall not be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee. (c) Period For Which Back Pay Is Awarded. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Corporation or an Affiliate. The same Hours of Service shall not be credited under Section 1.25(a) or Section 1.25(b) as the case may be and this Section 1.25(c). Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Section 1.25(b) shall be subject to the limitations set forth in that subsection. (d) Use of Equivalencies.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 9 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (1) Full-time Employees. Notwithstanding his actual Hours of Service, a regular full time employee (an employee whose employment is on a permanent rather than a temporary basis and who is expected to work a full regular work week of 40 hours and to have at least 2000 actual Hours of Service in a Plan Year) shall be credited with 45 Hours of Service for each week in which he has at least one actual Hour of Service. During the period of an Authorized Absence for which he is not directly or indirectly paid or entitled to payment, a regular full time employee shall be credited with eight Hours of Service per day but not more than 40 Hours of Service per week, for each day that he would have been scheduled to perform duties had he not been on Authorized Absence, provided that no Hours of Service will be credited under this sentence for a 12-month computation period in which the employee has already been credited with more than 500 Hours of Service, nor shall more than 501 Hours of Service be credited under this sentence for any 12-month computation period. (2) Other Than Full-time Employees. An employee who is not a regular full-time employee as defined in Section 1.25(d)(1) shall be credited with his actual Hours of Service, determined in accordance with Section 1.25(a), Section 1.25(b) and Section 1.25(c). (e) Application of Law And Regulations. Hours of Service shall be credited in accordance with applicable law and regulations, including Department of Labor Regulations §2530.200b-2(b) and §2530.200b-2(c) which are incorporated herein by this reference, and such law and regulations shall govern over any inconsistent provision in the Plan. 1.26 Leased Employee. (a) In General. “Leased Employee” means any person who is not an employee under common law of any Employer or Affiliate and who provides services to an Employer or an Affiliate (“recipient”) if: [1] such services are provided to the recipient pursuant to an agreement between the recipient and any other person (“leasing organization”), [2] such person has performed such services for the recipient (or for the recipient and related persons) on a substantially full-time basis for a period of at least one year, and [3] such services are performed under the primary direction or control of the Employer. (b) Treatment of Leased Employees. Once an individual becomes a Leased Employee, the individual shall be taken into account in determining whether the Plan satisfies the coverage requirements of Section 410(b) of the Code, and service as a Leased Employee shall be counted as service for purposes of eligibility to participate and vesting, but Leased Employees shall not be eligible to participate in the Plan. 1.27 Loan Suspense Account means an account to which Exempt Loan Stock is credited until the Exempt Loan used to purchase the Stock is repaid and the Stock is

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 10 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 released and allocated to the Stock Accounts of Participants in accordance with Section 4.3. 1.28 Nonstock Account means the Account of a Participant to which an interest in the Trust Fund other than Stock is credited from time to time. 1.29 Normal Retirement Age means the day on which a Participant attains age 65 or, if later, the earlier of the 5th anniversary of the day on which the Participant commenced participation in the Plan or the 5th anniversary of the day on which the Participant commenced participation in the Columbus McKinnon Corporation Monthly Retirement Benefit Plan. 1.30 Participant means an Eligible Employee who has become a Participant in accordance with Section 2.1 and includes a former Eligible Employee whose entire Account Balance has not been distributed. 1.31 Plan means the Columbus McKinnon Corporation Employee Stock Ownership Plan as set forth herein and as amended from time to time. The Plan was established as the Columbus McKinnon Corporation Personal Retirement Account Plan effective April 1, 1987. The Plan was restated as an ESOP effective November 1, 1988. 1.32 Plan Year means the 12-consecutive month period beginning April 1st and ending March 31st. 1.33 Qualified Domestic Relations Order or QDRO means any judgment, decree or order (including approval of a property settlement agreement) that [1] relates to the provision of child support, alimony payments or marital property rights to a spouse, former spouse, child or other dependent of a Participant, [2] is made pursuant to a State domestic relations law (including a community property law), and [3] constitutes a “qualified domestic relations order” within the meaning of Section 414(p) of the Code. [Revised by Amendment No. 1 effective April 1, 2015] 1.34 Stock means common stock of the Corporation which is readily tradable on an established securities market. If there is no stock which meets the requirements of the preceding sentence, “Stock” means common stock issued by the Corporation having a combination of voting power and dividend rights equal to or in excess of (i) that class of common stock of the Corporation having the greatest voting power, and (ii) that class of common stock of the Corporation having the greatest dividend rights. 1.35 Stock Account means the Account of a Participant to which shares of Stock are credited from time to time. 1.36 Thrift Plan means the Columbus McKinnon Corporation Thrift 401(k) Plan effective as of August 1, 1984, as amended from time to time. 1.37 Trust Agreement. means the Columbus McKinnon Corporation Employee Stock Ownership Trust Agreement effective as of April 1, 1987, (formerly known as the

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 11 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 Columbus McKinnon Corporation Personal Retirement Account Trust Agreement), by and between the Corporation and the persons named as trustees therein, as amended effective as of November 1, 1988, and as subsequently amended from time to time. 1.38 Trust Fund or Trust means the trust fund held by the Trustee. 1.39 Trustee means the trustee(s) under the Trust Agreement and their successors. 1.40 Valuation Date means March 31st and September 30th, except that for the purpose of allocating dividends on Stock, “Valuation Date” shall mean March 31st. The Committee may designate additional Valuation Dates from time to time in order to assure the orderly administration of the Plan. The value of an Account on a Valuation Date shall be deemed to be the value of the Account on the last business day preceding such Valuation Date. 1.41 Year of Eligibility Service. (a) In General. An Employee shall be credited with a Year of Eligibility Service if the Employee is credited with at least 1,000 Hours of Service during the 12 consecutive month period following the date on which the Employee first completes an Hour of Service following initial employment or any Break in Service, or during the 12 consecutive month period following any anniversary of such date, subject to the exclusions set forth in Section 1.41(b). (b) Effect of a Break in Service. In the event that an Employee is reemployed following a one-year Break in Service, service completed by the Employee prior to the Break in Service shall be excluded from his Years of Eligibility Service in accordance with this Section 1.41(b): (1) One Year Hold-out. If an Employee incurs a one-year Break in Service, the service credited prior to the Break in Service shall thereafter be excluded from his Years of Eligibility Service until the Employee has completed a Year of Eligibility Service after the Break in Service. (2) Five Year Break in Service. If an Employee who has not become vested in his Account Balance incurs a number of consecutive one-year Breaks in Service which equals or exceeds five years, the service credited prior to the Break in Service shall thereafter be excluded from his Years of Eligibility Service. 1.42 Year of Vesting Service. (a) In General. An Employee shall be credited with a Year of Vesting Service for each calendar year ending on or after the Employee’s 18th birthday in which the Employee is credited with at least 1,000 Hours of Service, subject to the exclusions set forth in Section 1.42(b).

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 12 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (b) Effect of a Break in Service. In the event that an Employee is reemployed following a one-year Break in Service, service completed by the Employee prior to the Break in Service shall be excluded from his Years of Vesting Service in accordance with this Section 1.42(b): (1) One Year Hold-out. If an Employee who has not become vested in his Account Balance incurs a one-year Break in Service, the service credited prior to the Break in Service shall thereafter be excluded from his Years of Vesting Service until the Employee has completed a Year of Vesting Service after the Break in Service. (2) Five Year Break in Service. If an Employee who has not become vested in his Account Balance incurs a number of consecutive one-year Breaks in Service which equals or exceeds the greater of five or the aggregate number of the Employee’s prior Years of Vesting Service (determined without regard to his age but excluding therefrom any Years of Vesting Service disregarded by reason of any prior Break in Service), the service credited prior to the Break in Service shall thereafter be excluded from his Years of Vesting Service. ARTICLE 2 PARTICIPATION 2.1 Commencement of Participation. (a) Current Participants. Each Eligible Employee who was a Participant on March 31, 2015 shall continue to be a Participant on and after April 1, 2015. (b) New Participants. Each Eligible Employee who was not a Participant on March 31, 2015 shall become a Participant on the later of [1] the first day of the calendar month coinciding with or next following the date he has both attained age 21 and completed one Year of Eligibility Service, or [2] the day on which he next earns an Hour of Service as an Eligible Employee. Notwithstanding the preceding sentence, no Employee who is hired or rehired after December 31, 2011 will be an Eligible Employee following such hire or rehire. (c) Authorized Absence. An Eligible Employee who is on Authorized Absence at the time he would otherwise become a Participant shall become a Participant on the first day of the calendar month coinciding with or next following the date of his return to active service as an Eligible Employee. 2.2 Participation Upon Reemployment. (a) Reemployment After Becoming a Participant. If a person ceases to be an Eligible Employee after he has become a Participant, he shall continue to be a

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 13 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 Participant unless his participation ceases in accordance with Section 2.3. If such person is reemployed after his participation has ceased in accordance with Section 2.3, he shall again become a Participant on the date on which he next earns an Hour of Service as an Eligible Employee. (b) Reemployment After Satisfying Eligibility Requirements. If a person ceases to be an Eligible Employee before he has become a Participant but after he has completed one Year of Eligibility Service and has attained age 21, he shall become a Participant on the first day of the calendar month coinciding with or next following date on which he next earns an Hour of Service as an Eligible Employee. (c) Reemployment Before Satisfying Eligibility Requirements. If a person ceases to be an Employee before he has completed one Year of Eligibility Service and attained age 21, and he is subsequently reemployed, he shall become a Participant on the date provided in Section 2.1. (d) Application of Break in Service Rules. In determining whether a reemployed Employee has completed a Year of Eligibility Service, the Break in Service rules set forth in Section 1.41(b) are applicable. 2.3 Cessation Of Participation. (a) When Participation Shall Cease. A person shall cease to be a Participant on the later of: [1] the date on which he ceases to be an Employee; or [2] the date on which his Account Balance becomes a Forfeiture or is distributed in full in accordance with the terms of the Plan. (b) Service Other Than As An Eligible Employee. If a person ceases to be an Eligible Employee but continues to be an Employee: [1] he will continue to be a Participant; [2] he will continue to earn Years of Eligibility Service and Years of Vesting Service; [3] he will no longer receive an allocation of Contributions; and [4] he will not become eligible for distribution of his Account Balance until he ceases to be an Employee. 2.4 Information to be Furnished. Each person entitled to benefits under the Plan must furnish to the Committee such documents, evidence, and information, and shall sign such forms, as the Committee considers desirable for the purpose of administering the Plan, or to protect the Committee, the Trustee or the Corporation; and it shall be a condition of the Plan that each such person must furnish such information and sign such forms before any benefits become payable under the Plan.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 14 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 ARTICLE 3 CONTRIBUTIONS 3.1 Contributions. (a) Amount of Contributions. For each Plan Year, each Employer may contribute under the Plan as a Contribution such amount (or no amount) as the Board of Directors shall determine in its sole and absolute discretion. (b) Form of Contributions. Contributions shall be made in cash or in shares of Stock as determined by the Corporation. (c) Payment to Trustee. A Contribution for a Plan Year shall be paid over to the Trustee no later than the last day (including extensions) for filing the Corporation’s income tax return for its taxable year ending with or within the Plan Year. 3.2 Participant Contributions. Participant contributions are not permitted. 3.3 Rollover Contributions. Rollover contributions (within the meaning of Section 402(c) of the Code) are not permitted. 3.4 Allocation of Contributions. (a) Persons Entitled to Share in Contributions. Each Participant [1] who is an Eligible Employee on the Allocation Date within a Plan Year and who has earned at least 1,000 Hours of Service in the calendar year ending on the Allocation Date, or [2] who dies or terminates employment on or after April 1, 1998 during a Plan Year after attaining age 55 and completing at least five Years of Vesting service (provided the Participant was an Eligible Employee immediately prior to such death or termination of employment), shall be entitled to share in the Contributions made for such Plan Year. (b) Allocation of Contributions. A Participant’s allocable share of a Contribution made for the Plan Year shall be determined by multiplying the Contribution by a fraction, the numerator of which is his Annual Earnings for the calendar year ending on the Allocation Date within such Plan Year, and the denominator of which is the aggregate Annual Earnings for such calendar year of all Participants entitled to an allocation. For purposes of the preceding sentence, Annual Earnings are limited to Annual Earnings attributable to the portion of the calendar year when the Participant is both a Participant and an Eligible Employee. A Participant’s allocable share of a Contribution shall be allocated to his Accounts as of the last day of the Plan Year for which the Contribution is made. (c) Use of Contributions To Pay Exempt Loans. The Committee may direct the Trustee to use all or any portion of a Contribution to make payments on any Exempt Loan, notwithstanding anything to the contrary in this Section 3.4. Any Exempt Loan

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 15 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 Stock released on account of such payment shall be allocated in accordance with Section 3.4. ARTICLE 4 EXEMPT LOANS 4.1 Exempt Loans. (a) Authorization of Exempt Loans. The Committee may direct the Trustee to incur Exempt Loans from time to time, to finance the acquisition of Stock or to repay a prior Exempt Loan. An installment obligation incurred by the Plan in connection with the purchase of Stock from a Disqualified Person shall be treated as an Exempt Loan. No Exempt Loan shall be incurred by the Plan unless it has been determined that: [1] such loan is primarily for the benefit of the Participants and their Beneficiaries, [2] the contributions under the Plan necessary to repay the loan will not result in excess annual additions under Section 13.3, [3] at the time the loan is made, the interest rate for the loan and the price of Stock to be acquired with the loan proceeds will not be such that Plan assets might be drained off, and [4] the terms of the loan are at least as favorable to the Plan as the terms of a comparable loan resulting from arms-length negotiations between independent parties. (b) Use of Exempt Loan Proceeds. All proceeds of an Exempt Loan shall be used, within a reasonable time after receipt by the Trust, for the following purposes: (1) To acquire Stock; (2) To repay the same Exempt Loan; (3) To repay any previous Exempt Loan. 4.2 Requirements for Exempt Loans. An Exempt Loan shall be subject to the following requirements: (a) Term of Loan. The loan shall be for a specific term and shall not be payable on demand except in the event of default. (b) Interest Rate. The loan shall bear a reasonable rate of interest, taking into account all relevant factors, which may be a variable interest rate. (c) Plan Assets Available for Collateral. The loan must be without recourse against the Plan and the only Plan assets that may be given as collateral for the loan are: [1] the Exempt Loan Stock acquired with the proceeds of the loan, or [2] Exempt Loan Stock acquired with the proceeds of a prior Exempt Loan repaid with the proceeds of the current Exempt Loan.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 16 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (d) Plan Assets Available for Payment. No person entitled to payment under the loan shall have any right to assets of the Plan other than: [1] the collateral given for the loan, [2] contributions (other than contributions of employer securities) that are made under the Plan to meet its obligation under the loan, and [3] earnings attributable to such collateral and the investment of such contributions. [Revised by Amendment No. 1 effective April 1, 2015] (e) Maximum Payments. The payments made with respect to an Exempt Loan for a Plan Year shall not exceed the sum of the Contributions, earnings and dividends for that Plan Year (and previous Plan Years), less the amount of such payments for previous Plan Years. If the Corporation is the lender with respect to an Exempt Loan, Contributions may be paid in the form of cancellation of indebtedness under the Exempt Loan. (f) Release of Pledged Stock. Any pledge of Exempt Loan Stock must provide for the release of the Stock so pledged as payments on the Exempt Loan are made and such Exempt Loan Stock is allocated to Participant Stock Accounts under Section 4.3. (g) Payments by the Corporation. If the Corporation is not the lender with respect to an Exempt Loan, the Corporation may elect to make payments on the Exempt Loan directly to the lender and to treat such payments as Contributions. (h) Loans from Disqualified Persons. If the lender is a Disqualified Person, the Exempt Loan must provide for a transfer of Trust assets to the lender on default only upon and to the extent of the failure of the Trust to meet the payment schedule of the Exempt Loan. (i) Application of Treasury Regulations. It is intended that any Exempt Loan, including the payment of such loan and the release of Exempt Loan Stock from any lien on account of the payment of such loan, comply with the requirements of Code Section 4975(d)(3) and the Treasury Regulations promulgated thereunder and the Committee and the Trustee shall ensure that any Exempt Loan does so comply. 4.3 Allocation of Exempt Loan Stock. (a) Loan Suspense Account. Any Exempt Loan Stock acquired by the Trust shall initially be held unallocated in a Loan Suspense Account and shall be allocated to the Stock Accounts of Participants only as payments on the Exempt Loan are made. If at any time there is more than one Exempt Loan outstanding, then a separate sub- account may be established under the Loan Suspense Account for each Exempt Loan. (b) Release of Exempt Loan Stock from Loan Suspense Account. The number of shares of Exempt Loan Stock to be released from the Loan Suspense Account for allocation to Participant Stock Accounts for each Plan Year shall be determined by the Committee as of the last day of the Plan Year as follows:

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 17 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (1) Principal/Interest Method. The number of shares to be released shall equal the product of: (A) the number of shares held in the Loan Suspense Account immediately before the release for the current Plan Year, multiplied by (B) a fraction: [1] the numerator of which shall be the amount of principal and interest paid on the Exempt Loan for that Plan Year; and [2] the denominator of which shall be the sum of the numerator plus the total payments of principal and interest on that Exempt Loan projected to be paid for all future Plan Years. For the purpose of computing the denominator of the fraction, the interest to be paid in future years is to be computed by using the interest rate in effect on the last day of the Plan Year. (2) Principal Only Method. The Committee may elect (as to each Exempt Loan) or the provisions of the Exempt Loan may provide for the release of Exempt Loan Stock from the Loan Suspense Account based solely on the ratio that the payments of principal for each Plan Year bear to the total principal amount of the Exempt Loan. This method may be used only, to the extent that: [1] the Exempt Loan provides for annual payments of principal and interest at a cumulative rate that is not less rapid at any time than level annual payments of such amounts for ten years; [2] interest included on any payment on the Exempt Loan is disregarded only to the extent that it would be determined to be interest under standard loan amortization tables; and [3] the entire duration of the Exempt Loan repayment period does not exceed ten years, even in the event of a renewal, extension or refinancing of the Exempt Loan. (c) Allocation of Exempt Loan Stock to Participant Stock Accounts. In each Plan Year in which payments are made on an Exempt Loan, the Exempt Loan Stock released from the Loan Suspense Account in accordance with this Section 4.3 shall be allocated among the Stock Accounts of Participants as of the last day of the Plan Year in the manner determined by the Committee based upon the source of funds (Contributions, earnings attributable to Contributions and cash dividends) used to make the payments on the Exempt Loan. Such allocations shall be made without regard to whether funds from a particular source are used to pay principal or interest. (1) Contributions Used to Make Exempt Loan Payments. Exempt Loan Stock released from the Loan Suspense Account on account of payment of the Exempt Loan with funds taken from Contributions and earnings attributable to Contributions shall be allocated to the same Participants and in the same manner that the Contributions for such Plan Year would have been allocated under Section 3.4.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 18 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (2) Dividends on Unallocated Stock Used to Make Exempt Loan Payments. Exempt Loan Stock released from the Loan Suspense Account on account of payment of the Exempt Loan with funds taken from cash dividends paid with respect to unallocated Exempt Loan Stock shall be allocated to the same Participants and in the same manner that the Contributions for such Plan Year would have been allocated under Section 3.4. (3) Dividends on Allocated Stock Used to Make Exempt Loan Payments. Exempt Loan Stock released from the Loan Suspense Account on account of payment of the Exempt Loan with funds taken from cash dividends paid with respect to previously allocated Exempt Loan Stock shall be allocated to the Participants to whom such cash dividends would have been paid in proportion to such cash dividends. (4) Minimum Allocation Rule of Code Section 404(k)(2)(B). For each year in which cash dividends paid with respect to previously allocated Exempt Loan Stock are used to make payment on the Exempt Loan, additional Stock (which may but need not be Exempt Loan Stock) having a fair market value not less than the amount of such dividends shall be allocated to the Participants to whom such dividends would have been paid. The Employer shall make additional Contributions of cash or Stock, if necessary, but subject to applicable limitations on contributions, in order to ensure that this minimum allocation rule is satisfied. ARTICLE 5 PARTICIPANT ACCOUNTS 5.1 Participant Accounts. (a) Establishment of Accounts. The Committee shall establish and maintain for each Participant one or more of the following individual Accounts, as appropriate, to record the interest of the Participant in the Trust: [1] a Stock Account, and [2] a Nonstock Account. The Committee shall also establish and maintain such other Accounts or subaccounts, if any, as it may deem necessary or desirable to carry out the provisions of the Plan. The maintenance of individual Accounts is for accounting purposes only, and a segregation of the Trust assets to each Account shall not be required. (b) Adjustment of Accounts. There shall be credited or charged to the appropriate Account of each Participant such amounts as the Committee shall deem proper in the orderly administration of the Plan, including:

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 19 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (1) Contributions. The portion of each Contribution allocated to him in accordance with Section 3.4; (2) Forfeitures. The portion of each Forfeiture allocated to him in accordance with Section 6.1; (3) Exempt Loan Stock. The shares of Exempt Loan Stock allocated to him in accordance with Section 4.3; (4) Dividends on Stock. Dividends paid on Stock allocated to his Account except as provided in Section 8.3 (concerning the pass-through of dividends); (5) Trust Income or Loss. His proportional share of the income and increases or decreases in the value of the Trust Fund; and (6) Distributions. Distributions from the Trust Fund on his behalf. (c) Accounting for Allocations. The Committee shall establish accounting procedures for the purpose of recording the allocations to Participant Accounts. The Committee shall maintain adequate records of the cost basis of Stock allocated to Stock Accounts. The Committee shall also maintain separate records of Exempt Loan Stock and of Contributions (and any earnings thereon) made for the purpose of enabling the Trust to repay any Exempt Loan. The Committee may modify the accounting procedures at any time for the purposes of achieving equitable and nondiscriminatory allocations among the Accounts of Participants in accordance with the general concepts of the Plan and the requirements of the Code and ERISA. 5.2 Allocation of Trust Income or Loss. (a) Manner of Allocation. The net income (or loss) of the Trust for each Plan Year shall be determined as of the Valuation Date. Prior to the allocation of Contributions and Forfeitures for the Plan Year, each Participant’s share of any net income (or loss) shall be allocated to his Accounts in the ratio that his Account Balance on the preceding Valuation Date (reduced by any distribution during the Plan Year) bears to the sum of such Account Balances for all Participants as of that date. (b) Determination of Income or Loss. The net income (or loss) of the Trust includes the increase (or decrease) in the fair market value of Trust assets (other than Stock), interest, dividends and other income and gains (or losses) attributable to Trust assets (other than dividends on Stock used to make payments on Exempt Loans) since the preceding Valuation Date, reduced by any expenses charged to the Trust assets for that Plan Year. The determination of the net income (or loss) of the Trust shall not take into account any interest paid by the Trust under an Exempt Loan.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 20 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 5.3 Communication of Account Balances. At least once each Plan Year, the Committee shall advise each Participant of the Value of his Account. ARTICLE 6 RIGHTS TO BENEFITS 6.1 Vesting and Forfeiture. (a) When Account Balance Becomes Vested. A Participant’s Account Balance shall become fully vested and nonforfeitable on the date the Participant completes five Years of Vesting Service or, if sooner, on the date he attains Normal Retirement Age provided he is an Employee on such date. Before such date the Participant’s Account Balance shall be nonvested and subject to forfeiture in accordance with Section 6.1(b). Notwithstanding the foregoing, a Participant’s Account Balance shall become fully vested and nonforfeitable on the date the Participant completes three Years of Vesting Service if the Participant completes an Hour of Service on or after the later of (i) April 1, 2007, or (ii) April 1 of the Plan Year following the Plan Year in which all Exempt Loans that were outstanding on September 26, 2005 are fully repaid or were, as of September 26, 2005, scheduled to be fully repaid. Notwithstanding the foregoing, a Participant’s Account Balance shall become fully vested and nonforfeitable on December 31, 2014 if the Participant is an Employee and that date. (b) Forfeiture of Nonvested Account Balance. (1) Forfeiture Following Break in Service. If a Participant ceases to be an Employee for any reason other than death before his Account Balance has become vested in accordance with Section 6.1(a), his Account Balance shall be forfeited as of the Allocation Date coinciding with the close of the calendar year in which the Participant incurs his fifth consecutive one-year Break in Service. For the purpose of this Section 6.1(b), a Break in Service is determined with reference to the calendar year. (2) Forfeiture Following Death. If a Participant dies before his Account Balance has become vested in accordance with Section 6.1(a), his Account Balance shall be forfeited as of the first Allocation Date to occur after his death. (3) Allocation of Forfeited Amounts. An Account Balance that is forfeited under this Section 6.1(b) shall be held unallocated until the last day of the Plan Year in which the Forfeiture occurs when it shall be reallocated to the same Participants and in the same manner that a Contribution for such Plan Year would be allocated under Section 3.4.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 21 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 [Added by Amendment No. 1 effective April 1, 2015] (4) Order of Forfeiture. If a portion of a Participant’s Account is forfeited, Exempt Loan Stock allocated under Section 4.3 (Allocation of Exempt Loan Stock) must be forfeited only after other assets. If interests in more than one class of Exempt Loan Stock have been allocated to the Participant’s Account, the Participant must be treated as forfeiting the same proportion of each such class. (c) Treatment of Account Balance Pending Forfeiture. The following rules shall apply if a Participant ceases to be an Employee at a time when his Account Balance is nonvested, until the Account Balance is forfeited in accordance with Section 6.1(b): (1) Trust Income and Loss. The Participant shall continue to receive allocations of Trust income and loss with respect to his Account Balance. (2) Dividends on Allocated Stock. Dividends payable on Stock allocated to the Participant’s Stock Account shall be credited to his Nonstock Account and shall not be distributed to him even though dividends are distributed to Participants who are Employees and shall not be used to make payments on an Exempt Loan even though dividends payable on Stock allocated to Participants who are Employees are used to make payments on Exempt Loans. (3) No Contributions etc. The Participant will not receive allocations of Contributions, Exempt Loan Stock or Forfeitures. (4) Voting of Allocated Stock. The Committee rather than the Participant shall vote the Stock allocated to the Participant’s Stock Account in accordance with Section 8.5. (d) Forfeiture of Nonvested Account Balance On or After December 31, 2011. (1) Forfeiture Following Termination of Employment. If a Participant ceases to be an Employee for any reason other than death before his Account Balance has become vested in accordance with Section 6.1(a), his Account Balance shall be forfeited as of the Allocation Date coinciding with the close of the calendar year in which the Participant ceases to be an Employee. In the case of a Participant who ceased to be an Employee on or before December 31, 2011 for any reason other than death before his Account Balance had become vested in accordance with Section 6.1(a), his Account Balance shall be forfeited as of December 31, 2011 if it had not already become forfeited under the provisions of Section 6.1(b)(1). (2) Reallocation of Forfeited Amounts to Other Participants. An Account Balance that is forfeited under Section 6.1(d)(1) shall be held

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 22 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 unallocated until the last day of the Plan Year in which the Forfeiture occurs at which time the cash and Stock associated with such Account Balance shall be reallocated, first to restore any Account Balance required to be restored under Section 6.1(d)(3), and second to the same Participants and in the same manner that a Contribution for such Plan Year would be allocated under Section 3.4. (3) Restoration of Forfeited Amounts to Forfeiting Participant. An Account Balance holding cash and Stock equal to the amount that was forfeited under Section 6.1(d)(1) shall be restored to the Participant who forfeited such amount if the Participant is reemployed by the Corporation or an Affiliate before incurring five (5) consecutive one-year Breaks in Service following the date of the Forfeiture, and the Participant completes a Year of Vesting Service following such rehire. The restored Account Balance shall remain subject to forfeiture if the Participant ceases to be an Employee or dies before completing five (5) (or three (3) as provided in Section 6.1(a)) Years of Vesting Service. 6.2 Events Causing Account Balance to Become Distributable. (a) Distribution Following Termination of Employment. If a Participant ceases to be an Employee for any reason, his vested Account Balance shall be distributed in accordance with ARTICLE 7. (b) Distribution Following Death. If a Participant dies before the distribution of his Account Balance has been completed, whether death occurs before or after he ceases to be an Employee, the undistributed portion of his vested Account Balance shall be distributed to his Beneficiary who shall be determined under Section 6.3. Distribution to the Beneficiary shall be made in accordance with ARTICLE 7. (c) In-Service Distribution. No Participant or Beneficiary shall be entitled to receive any portion of the Participant’s vested Account Balance before the Participant has ceased to be an Employee except as permitted in Section 7.9 (Required Minimum Distributions) and Section 8.4 (Diversification of Investment of Stock Account). 6.3 Designation of Beneficiary. A Participant’s Beneficiary, who is entitled to a distribution under Section 6.2(b), shall be the person designated by the Participant or deemed designated by the Participant in accordance with this Section 6.3. (a) Designation of Beneficiary by Married Participant. (1) Primary Beneficiary. If a Participant was married at the time of death, he shall be deemed to have designated his surviving spouse as his sole primary Beneficiary unless prior to his death he effectively designated as primary Beneficiary one or more persons in addition to or instead of his surviving spouse. (2) Consent of Spouse. No designation Section 6.3(a)(1) of a person other than the Participant’s spouse shall be effective unless either:

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 23 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (A) the Participant’s surviving spouse consents in writing to the designation, such consent acknowledges the effect of the designation and identifies the non-spouse Beneficiary (including any class of Beneficiaries or any contingent Beneficiaries) or authorizes the Participant to designate Beneficiaries without further consent, and such consent is witnessed by a notary public or Plan representative, or (B) it is established to the satisfaction of the Committee that the consent required under Section 6.3(a)(2)(A) cannot be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe. (3) Consent Limited to Current Spouse. Any consent by a spouse under Section 6.3(a)(2), or a determination by the Committee with respect to that spouse under Section 6.3(a)(2) shall be effective only with respect to that spouse. Any such consent shall be irrevocable, but shall be effective only with respect to the specific Beneficiary designation unless the consent expressly authorizes the Participant to designate Beneficiaries without further consent. (4) Secondary Beneficiary. A married Participant may designate one or more secondary Beneficiaries with the consent of his spouse or, if his spouse is the primary Beneficiary, without the consent of his spouse. Any consent must be in accordance with Section 6.3(a)(2) and Section 6.3(a)(3). (b) Designation of Beneficiary by Unmarried Participant. A Participant who is not married may designate one or more primary Beneficiaries and one or more secondary Beneficiaries. However, if the Participant subsequently marries, the Participant’s spouse shall be deemed his sole primary Beneficiary unless his spouse consents to the designation of a different Beneficiary in accordance with Section 6.3(a). (c) Manner of Designation. The designation of a Beneficiary shall be on a form prescribed by the Committee and filed with the Committee before the Participant’s death. (d) Right to Change Beneficiary. A Participant who has designated a Beneficiary in accordance with this Section 6.3 may change the designation at any time by filing a new designation with the Committee. A new designation shall not be effective unless it satisfies the consent requirements under Section 6.3(a). (e) Multiple Beneficiaries. Unless the Participant’s designation provides otherwise, if more than one primary Beneficiary has been designated, the surviving primary Beneficiaries shall share equally. If no primary Beneficiary survives the Participant, and the Participant has designated one or more secondary Beneficiaries, the surviving secondary Beneficiaries shall share equally. A Participant’s designation

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 24 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 may provide different rules as to the respective interests of multiple or alternative Beneficiaries, and such different rules shall be recognized by the Plan. (f) No Surviving Beneficiary. If a Participant dies without a Beneficiary, (and has no surviving spouse deemed a Beneficiary pursuant to Section 6.3(a)(1) his entire interest in the Plan shall be paid to his estate provided, however, if no representative of the Participant’s estate is appointed within a reasonable time following the death of the Participant, the Committee may in its discretion pay the benefit to the individual or individuals who the Committee determines to constitute the Participant’s heirs. (g) Meaning of “Spouse”. “Spouse” shall mean the person to whom a Participant was legally married on the date of his death, but shall not include a spouse who was legally separated from the Participant pursuant to a court order. 6.4 Qualified Domestic Relations Orders. (a) In General. To the extent required by law, a Participant’s or Beneficiary’s interest in the Plan is subject to the rights of an alternate payee under a Qualified Domestic Relations Order. (b) QDRO Procedures. The Committee shall establish procedures for determining the qualified status of domestic relations orders and administering distributions under QDROs. Such procedures shall reflect the provisions of this Section 6.4. A domestic relations order that requires or permits either an immediate lump-sum distribution to the alternate payee in the manner described in Section 6.4(d) or the establishment of a separate Account under the Plan in the alternate payee’s name may be determined to be a QDRO. (c) Restrictions on Participant’s Accounts (1) During Review of Order. During a period when the Committee is making a determination as to whether a domestic relations order relating to a Participant’s Account is a QDRO, the Participant’s (or any Beneficiary’s) right to distribution pursuant to this ARTICLE 6, shall be subject to the terms of such order. (2) During Review of Proposed Order. The restrictions of Section 6.4(c)(1) shall also apply during a period when the Committee is making a determination as to whether a proposed domestic relations order submitted for its review would be a QDRO if issued as an order. (d) Immediate Distribution. If the QDRO requires or permits an immediate lump-sum distribution of the entire amount of the Participant’s Accounts awarded to the alternate payee, the Committee shall make the distribution (at the alternate payee’s option if the QDRO so permits), either directly to the alternate payee or in the form of a direct rollover of an eligible rollover distribution at any time after the Participant’s earliest

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 25 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 retirement age. For the purposes of this Section 6.4(d), “earliest retirement age” means the Valuation Date coinciding with or next following the date of the determination by the Committee that the domestic relations order is a QDRO. Unless prohibited by the QDRO, and subject to the requirements of this Section 6.4, an alternate payee for whom a separate Account has been established may obtain on request an immediate lump-sum distribution under this Section 6.4(d). ARTICLE 7 DISTRIBUTION OF BENEFITS 7.1 Time of Distribution. (a) In General. If a Participant’s Account Balance becomes distributable under Section 6.2, distribution of the Account Balance shall be made as soon as practicable after the Valuation Date next following the date on which the Participant ceases to be an Employee or dies, and after all requirements for distribution (including the filing of an application for distribution) have been met. (b) Subsequent Allocations. If any amount is allocated to a Participant’s Account after distribution his Account Balance has occurred, such additional amount shall be distributed as soon as reasonably practicable after the allocation has been made (taking into account the need to value the additional allocation). (c) Direct Rollover Notice. Notwithstanding Section 7.1(a) and Section 7.1(b), distribution of a Participant’s Account Balance shall not be made to a Participant or other distributee (as defined in Section 7.4(a)(3)) until at least 30 days after the Participant or other distributee has received the notice required under Section 7.4(c), unless such 30-day waiting period has been waived in accordance with Section 7.4(c). (d) Limitation on Distributions Before Age 65. (1) Requirement of Participant’s Consent. If the aggregate value of a Participant's Account Balance exceeds $5,000, no distribution to the Participant shall be made before the Participant attains Normal Retirement Age unless the Participant is given the notice described in Section 7.1(d)(1)(A) and consents in writing to earlier payment. Such notice and consent shall not be required after the death of the Participant. If the aggregate value of a Participant's Account Balance exceeds $1,000, no distribution to the Participant shall be made before the Participant attains Normal Retirement Age unless the Participant affirmatively elects whether the payment will be made directly to the Participant or to an eligible retirement plan as a direct rollover.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 26 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (A) Written Notice Given to Participant. At least 30 days and not more than 180 days before the distribution date, the Committee shall give the Participant written notice that he need not consent to distribution prior to Normal Retirement Age. (B) Waiver of 30-Day Notice Period. The distribution may be made less than 30 days after the notice described in Section 7.1(d)(1)(A) is given, provided that: [1] the Committee clearly informs the Participant that he has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and [2] the Participant, after receiving the notice, affirmatively elects the distribution within such 30 day period. (2) Distribution Where Participant Fails to Consent. If the Participant’s consent is required under this Section 7.1(d) but is not provided prior to the time distribution is to be made, the Participant shall be deemed to have made a revocable election to defer the distribution of his Account Balance until he attains Normal Retirement Age (subject to any diversification election under Section 8.4). The Participant may revoke the election and request distribution of his Account Balance as of any subsequent Valuation Date by filing a written request with the Committee at least 15 days prior to such Valuation Date. (3) Consent Applies to Entire Account Balance. A Participant’s consent to distribution pursuant to this Section 7.1(d) shall apply to his entire Account Balance. (e) Participant May Defer Distribution. A Participant who ceases to be an Employee after attaining his Normal Retirement Age, or after attaining age 55 if he has earned 5 Years of Vesting Service, may elect to defer distribution of his Account Balance until a designated Valuation Date that is not later than the April 1 following the calendar year in which he will attain age 69 ½. Such election shall be made by notice filed with the Committee and shall be irrevocable. (f) Distribution Following Death of Participant. If the Participant dies prior to the distribution of his Account Balance, his Account Balance shall be distributed to his Beneficiary as soon as practicable following the last day of the Plan Year in which the Participant died. The distribution shall occur at that time regardless of whether the Participant elected under Section 7.1(d)(1)(B), or is deemed to have elected under Section 7.1(d), to defer distribution to a later date. (g) Latest Date of Distribution. In no event, unless the Participant otherwise elects in accordance with section 401(a)(14) of the Code, will the distribution of a Participant’s Account Balance commence later than the 60th day after the latest of the

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 27 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 following: [1] the close of the Plan Year in which occurs the Participant’s Normal Retirement Age; [2] the close of the Plan Year in which occurs the 10th anniversary of the year in which the Participant commenced participation in the Plan; or [3] the close of the Plan Year in which the Participant ceases to be an Employee. 7.2 Form of Distribution. (a) Distribution of Stock Account. Distribution of a Participant’s Stock Account shall be made in the form of Stock plus cash in lieu of any fractional share. (b) Distribution of Nonstock Account. Distribution of a Participant’s Nonstock Account shall be made in the form of a cash lump sum. Notwithstanding the preceding sentence, a Participant may elect to have his Nonstock Account (other than the portion attributable to an election to diversify investment of his Stock Account made pursuant to Section 8.4) distributed in the form of Stock plus cash in lieu of any fractional share. (c) If Put Option Is Available. Notwithstanding Section 7.2(a), if a Participant or Beneficiary is permitted under Section 8.1 to exercise a put option prior to the distribution of the Stock, and does exercise the put option, the distribution may be in the form of cash and/or a promissory note as provided in Section 8.1(e). 7.3 Valuation for Distribution. Whenever a distribution is to be made pursuant to this ARTICLE 7, the value of the Participant’s Account Balance for purposes of the distribution shall be determined as of the Valuation Date immediately preceding the distribution. 7.4 Eligible Rollover Distributions. (a) Definitions. For purposes of this Section 7.4, the following terms shall have the following meanings. (1) Distributee. The term “distributee” means a Participant, a Participant’s Surviving Spouse, and a Participant’s Spouse or former Spouse who is an alternate payee under a Qualified Domestic Relations Order. Effective with respect to distributions made after December 31, 2007, a “distributee” includes a nonspouse beneficiary but only if the direct rollover is paid to an inherited individual retirement plan within the meaning of Code Section 402(c)(11). (2) Eligible retirement plan. The term “eligible retirement plan” means: (i) an individual retirement account described in Section 408(a) of the Code, (ii) an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), (iii) a ROTH IRA, (iv) qualified trust described in Section 401(a) of the Code, (v) an annuity plan described in Section 403(a) of the Code, (vi) an annuity contract described in section 403(b) of the Code, and (vii) an eligible deferred compensation plan under section 457(b) of the Code which is maintained by a state, political subdivision of

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 28 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution from the Plan to a Surviving Spouse, or to a Spouse or former Spouse who is the alternate payee under a Qualified Domestic Relation Order. (3) Eligible rollover distribution. An “eligible rollover distribution” is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of 10 years or more; (B) any distribution to the extent such distribution is required under section 401(a)(9) of the Code; (C) any distribution that is made on account of hardship, and (D) the portion of any distribution that is not included in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Notwithstanding subparagraph (D) in the preceding sentence, an “eligible rollover distribution” shall include the portion of a distribution which consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible. (4) Direct Rollover. The term “direct rollover” means a payment by the Plan to the eligible retirement plan specified by the distributee. (b) Election of Direct Rollover. Notwithstanding any provision in the Plan that would otherwise limit a distributee’s election under this Section 7.4, a distributee may elect, at the time and in the manner specified by the Committee, to have all of an eligible rollover distribution or any portion of an eligible rollover distribution, paid in a direct rollover directly to a single eligible retirement plan specified by the distributee. The Committee may establish and maintain reasonable procedures with respect to

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 29 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 elections under this Section 7.4, including procedures establishing minimum limitations on the amount of a distribution that may be directly rolled over, and default procedures. (c) Written Explanation Required. The Committee shall furnish a written explanation to each distributee who is eligible for an eligible rollover distribution describing the distributee’s right to elect a direct rollover, the federal income tax withholding rules applicable if the distributee does not elect a direct rollover, and such other information as may be required under Section 402(f) of the Code. The written explanation shall be furnished at least 30 days but not more than 180 days before the date of distribution, unless the distributee waives the 30-day notice in accordance with applicable Treasury rules. (d) Requirements for Election. Any direct rollover election made pursuant to this Section 7.4 shall be made on a form prescribed for that purpose by the Committee, shall advise the Committee of the name of the eligible retirement plan to which the direct rollover is to be made, shall include a representation by the distributee that the recipient plan is an eligible retirement plan, and shall include such additional information as may be needed by the Committee to effect the direct rollover. A distributee may elect to have a portion of an eligible rollover distribution paid to an eligible retirement plan and the balance paid directly to the distributee. An election made with respect to the first of a series of eligible rollover distributions shall be deemed to have been made with respect to each subsequent distribution in the series until a different election is filed with the Committee. (e) No Obligation To Determine Status Of Recipient Plan. No fiduciary or other person acting on behalf of the Plan shall have any obligation to determine whether the recipient plan identified in a distributee’s direct rollover election is in fact an eligible retirement plan. 7.5 Application for Benefits. A Participant or other person entitled to receive a distribution under the Plan must file an application on a form prescribed by the Committee in order to receive such a distribution. 7.6 Payment to Infants and Incompetent Persons. If any Participant (or other person entitled to receive a distribution under the Plan) is under the age of 18 or, in the judgment of the Committee, legally, physically or mentally incapable of personally receiving and receipting for any payment due hereunder, payment may be made to the guardian or other legal representative of such person, or if none, to such other person or institution that, in the opinion of the Committee, is then maintaining or has custody of the Participant (or Beneficiary or distributee). Such payments shall constitute a full discharge with respect thereto. 7.7 Notice to Trustee. The Committee shall notify the Trustee whenever any person is entitled to receive a distribution under the Plan. In giving such notice, the Committee shall specify the name and last known address of the person receiving such distribution.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 30 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 7.8 Claims Procedures; Litigation of Denied Claims (a) In General. The Committee shall establish and maintain reasonable claims procedures with respect to each type of benefit under the Plan, which procedures shall advise Participants and Beneficiaries of the method for applying for benefits and shall include procedures for review of any benefit calculation, for written notice to the claimant in the event a claim is denied in whole or in part, and for the review by the Committee of claims denied in whole or in part. The claims procedures shall comply with Department of Labor regulations promulgated under Section 503 of the Employee Retirement Income Security Act of 1974. (b) Limitation on Time When A Claim May Be Submitted. A Participant who wishes to submit a claim for benefits under the Plan must submit a written claim to the Committee no later than one (1) year after earlier of (i) the first date of actual payment of the Participant’s benefit (i.e., the date of payment of a lump sum or date of first monthly payment of an annuity), or (ii) the date on which the Participant is advised by the Committee or its delegate that the Participant is not entitled to any benefit under the Plan. A Participant who fails to submit a written claim within the time provided in the previous sentence shall be deemed to have waived his right to pursue the claim against the Plan by any means, including by means of administrative or legal proceeding. The same limitation shall apply to any Beneficiary or other person who claims a benefit under the Plan. (c) Limitation on Time When A Lawsuit May Be Commenced. A Participant who wishes to commence a lawsuit under ERISA Section 502 to seek judicial review of a decision by the Committee denying a claim in whole or part must (i) first submit the claim within the time provided under Section 7.8(b), (ii) appeal the denial of the claim by submitting a written request for review of the Committee’s initial decision within 60 days following receipt of a notice from the Committee denying the claim in whole or part, and (iii) commence the lawsuit by filing a complaint or similar pleading with the appropriate court no later than one (1) year after the date of any written notice from the Committee in which the Committee denies in whole or part the relief sought in the request for review filed with the Committee. (d) Limitation on Forum Where A Lawsuit May Be Commenced. For purposes of commencing a lawsuit under ERISA Section 502 against the Plan, the Committee, the Corporation, any officer, director or employee of the Corporation, or any person related to any of the foregoing entities or individuals (individually and collectively referred to in this Section 7.8(d) as “Plan Party”), the Plan is deemed to be administered in Buffalo, New York, any alleged breach is deemed to have occurred in Buffalo, New York, and each Plan Party is deemed to reside in Buffalo, New York. No lawsuit may be commenced against any Plan Party other than in the Federal Court for the Western District of New York located in Buffalo, New York. The Plan Administrator shall have exclusive discretion to waive this requirement with respect to any Plaintiff under uniform rules that are applied in a nondiscriminatory manner.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 31 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 7.9 Required Minimum Distributions. (a) General Rules (1) Effective Date. The provisions of this Section 7.9 shall apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year. (2) Precedence. The requirements of this Section 7.9 shall take precedence over any inconsistent provisions of the plan. (3) Requirements of Treasury Regulations Incorporated. All distributions required under this Section 7.9 shall be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code. (4) This Section Does Not Grant Rights. The provisions of this Section 7.9 are included in the Plan as limitations required by the Code, and no provision hereof shall be construed to expand the availability of forms of distribution, which shall be determined exclusively under Section 7.2. (b) Time and Manner of Distribution. (1) Required Beginning Date. The Participant's entire interest shall be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date. (2) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest shall be distributed, or begin to be distributed, no later than as follows: (A) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then distributions to the surviving spouse shall begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later. (B) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then distributions to the designated beneficiary shall begin by December 31 of the calendar year immediately following the calendar year in which the Participant died. (C) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 32 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 entire interest shall be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death. (D) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 7.9(b), other than Section 7.9(b)(1), shall apply as if the surviving spouse were the Participant. For purposes of this Section 7.9(b)(2) and Section 7.9(d), unless Section 7.9(b)(2)(D) applies, distributions are considered to begin on the Participant's required beginning date. If Section 7.9(b)(2)(D) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 7.9(b)(2)(A). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 7.9(b)(2)(A)), the date distributions are considered to begin is the date distributions actually commence. (3) Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions shall be made in accordance with subsections (c) and (d) of this Section 7.9. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations. (c) Required Minimum Distributions During Participant's Lifetime. (1) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that shall be distributed for each distribution calendar year is the lesser of: (A) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or (B) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 33 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year. (2) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions shall be determined under this Section 7.9(c) beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death. (d) Required Minimum Distributions After Participant's Death. (1) Death On or After Date Distributions Begin. (A) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that shall be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows: (i) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (ii) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year. (iii) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year. (B) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 34 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 September 30 of the year after the year of the Participant's death, the minimum amount that shall be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year. (2) Death Before Date Distributions Begin. (A) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that shall be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Section 7.9(d)(1). (B) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the 5th anniversary of the Participant's death. (C) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 7.9(b)(2)(A), this Section 7.9(d)(2) shall apply as if the surviving spouse were the Participant. (e) Definitions. (1) Designated beneficiary. The individual who is designated as the beneficiary under Section 6.3 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A- 4, of the Treasury regulations. (2) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 35 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 Section 7.9(b)(2). The required minimum distribution for the Participant's first distribution calendar year shall be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, shall be made on or before December 31 of that distribution calendar year. (3) Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations. (4) Participant's Account balance. The Account balance as of the last Valuation Date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year. (5) Required beginning date. (A) Except as provided in paragraph (B) of this Section 7.9(f)(4) with respect to a 5-percent owner, as defined in paragraph (C) of this Section 7.9(f)(4), the term Required Beginning Date means April 1 of the calendar year following the later of the calendar year in which the Employee attains age 701/2 or the calendar year in which the Employee retires from employment with the Employer maintaining the Plan. (B) In the case of an Employee who is a 5-percent owner, the term Required Beginning Date means April 1 of the calendar year following the calendar year in which the employee attains age 701/2. (C) For purposes of this Section 7.9, a 5-percent owner is, if the Employer is a corporation, any person who owns (or is considered as owning within the meaning of Code Section 318) more than 5 percent of the outstanding stock of the corporation or stock possessing more than 5 percent of the total combined voting power of all stock of the corporation and, if the Employer is not a corporation, any person who owns more than 5 percent of the capital or profits interest in the Employer.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 36 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 ARTICLE 8 ADDITIONAL RULES CONCERNING STOCK 8.1 Nontraded Stock Subject to Put Option. [Revised by Amendment No. 1 effective April 1, 2015] (a) When Put Option Is Required. Shares of Stock that are distributed from the Plan at a time when the Stock is not readily tradable on an established securities market within the meaning of Section 409(h) of the Code shall be subject to a put option in accordance with this Section 8.1. The put option rights created under this Section 8.1 shall not be terminated by amendment of the Plan or otherwise. (b) Persons Authorized to Exercise Put Option. The put option shall be exercisable by the Participant or Beneficiary, or by a person (including an estate or its distributee) to whom the Stock passes by reason of the Participant’s or Beneficiary’s death. [Revised by Amendment No. 1 effective April 1, 2015] (c) When Put Option Can Be Exercised. The put option shall provide that, for a period of 60 days commencing immediately following the date the Stock is distributed to the Participant or Beneficiary, the holder of the option shall have the right to require the Corporation, by notifying it in writing, to purchase such Stock at its Fair Market Value determined as of the most recent Valuation Date. If the put option is not exercised in such initial 60 day period, the holder of the option shall have the right exercisable during a 60-day period in the next Plan Year to require the Corporation to purchase such Stock at its Fair Market Value determined as of the next following Valuation Date that occurs in such next Plan Year. The period during which the put option is exercisable shall not include any period during which the holder is unable to exercise the put option because the Corporation is prohibited from honoring it by federal or state law. (d) Purchase by Trustee. With the consent of the Corporation, the Committee may direct the Trustee to purchase any or all Stock subject to a put option, provided, however, that the purchase price paid by the Trustee may not exceed the Fair Market Value determined as of the most recent Valuation Date and, if the seller is a Disqualified Person, the purchase price may not exceed the Fair Market Value determined as of the transaction date. If the Committee so directs the Trustee, the Corporation shall take such action as may be necessary to permit the Trustee to consummate such purchase, including, but not limited to, providing or arranging for the financing of such purchase. (e) Terms of Payment. The terms of payment for the purchase of such Stock shall be as set forth in the put and may be either in a lump sum or in installments, as determined by the Committee. An installment obligation issued pursuant to the exercise of such put option shall:

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 37 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (1) require substantially equal periodic payments (not less frequently than annually) over a period beginning not later than 30 days after the exercise of the put option and not exceeding five years; (2) bear a reasonable rate of interest, as determined by the Committee; (3) provide adequate security, as determined by the Committee; and (4) contain such other terms not inconsistent with applicable law as the Committee may deem appropriate. 8.2 Limitation on Allocations of Certain Stock. (a) Stock Purchased in Code Section 1042 Nonrecognition Transactions. If a shareholder sold Stock to the Trust and elected nonrecognition of gain under Code Section 1042, no portion of the Stock purchased in the transaction (or any dividends or other income attributable thereto) may be allocated directly or indirectly during the “nonallocation period” to the Accounts of [1] the selling shareholder, [2] members of the shareholder’s “family”, or [3] any “25-percent shareholder”. As used in this Section 8.2(a), the following terms shall have the following meanings: (1) “Nonallocation period” shall mean the period beginning on the date of the sale of Stock and ending on the later of the 10th anniversary of the date of sale or the date of the Plan allocation attributable to the final payment on the Exempt Loan (if any) incurred to purchase the Stock. (2) “Family” shall mean the shareholder’s spouse, brothers and sisters, ancestors and lineal descendants, and any other individual related to the shareholder within the meaning of Code Section 267(b), except that allocations may be made to lineal descendants under the circumstances provided in Code Section 409(n)(3)(A). (3) “25-percent shareholder” shall mean any Participant owning (as determined under Code Section 318(a) without regard to Code Section 318(a)(2)(B)(i)), during the entire one-year period preceding the purchase or on any Valuation Date on which such Stock is allocated, more than 25 percent of any class of outstanding Stock or of the total value of any class of outstanding Stock. (b) Stock Purchased from Certain Estates. If the representative of a deceased shareholder sold Stock to the Trust and claimed an estate tax deduction under Code Section 2057, no portion of the Stock purchased in the transaction (or any dividends or other income attributable thereto) may be allocated directly or indirectly during the “nonallocation period” to the Accounts of: [1] the decedent, [2] members of the decedent’s “family”, or [3] a “25-percent shareholder”. As used in this Section

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 38 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 8.2(b), the terms “nonallocation period”, “family” and “substantial shareholder” shall have the same meanings as in Section 8.2(a). (c) Limitation on Contributions and Forfeitures. To the extent that a Participant is subject to an allocation limitation described in this Section 8.2 for a Plan Year, he shall not share in the allocation of Contributions and Forfeitures. 8.3 Dividends on Stock. (a) Dividends Paid on Unallocated Exempt Loan Stock. Dividends payable with respect to unallocated Exempt Loan Stock shall be paid in one of the following ways, as determined by the Committee (or as provided in applicable Exempt Loan documents): (1) the dividends shall be paid in cash to the Participants or their Beneficiaries; (2) the dividends shall be paid in cash to the Plan and distributed to the Participants or their Beneficiaries not later than 90 days after the close of the Plan Year in which paid; or (3) the dividends shall be used to make payments on the Exempt Loan the proceeds of which were used to finance the purchase of the Exempt Loan Stock to which the dividends are attributable. (b) Dividends Paid on Allocated Stock. Dividends paid on Stock allocated to a Participant’s Stock Account shall be credited to the Participant’s Nonstock Account. Notwithstanding the previous sentence, the Committee may direct that such dividends shall either: (1) be paid to the Participant or Beneficiary for whom the Stock Account is maintained, and the Trustee shall, upon its receipt of such dividend, cause such payment to be made no later than 90 days after the close of the Plan Year in which the Trustee receives such dividend; or (2) in the case of a Participant who is an Eligible Employee on the Allocation Date of the Plan Year in which such dividend is paid, and subject to the special allocation provisions of Section 4.3(c)(2), be applied as a payment of the Exempt Loan the proceeds of which were used to finance the purchase of the Exempt Loan Stock to which the dividends are attributable. 8.4 Diversification of Investment of Stock Account. (a) Definitions. For purposes of this Section 8.4, the following terms shall have the following meanings:

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 39 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (1) “Diversifiable Shares” means shares of Stock allocated to a Participant’s Stock Account. (2) “Diversification Election” means an election to diversify the investment of a Participant’s Stock Account in accordance with this Section 8.4 which election is filed by a Participant with the Committee during the 90-day period following the last day of a Plan Year included in the Qualified Election Period. (3) “Election Shares” means those shares included in a Participant’s Diversifiable Shares that are subject to a Diversification Election. (4) "Qualified Election Period" means the period beginning with and including the Plan Year in which a Participant first becomes a Qualified Participant and ending on the date of the Participant’s termination of employment provided, however, that in no event will the Qualified Election Period be less than six consecutive Plan Years . (5) “Qualified Participant” means a Participant who has attained age 55 and who has completed at least ten years of participation in the Plan. (b) Right to Diversify Investment of Stock Account. A Qualified Participant may elect to diversify the investment of his Stock Account by filing a Diversification Election with the Committee during the 90-day period following the last day of any Plan Year included in his Qualified Election Period. (c) Number of Shares That May Be Diversified. (1) Diversification Following the First Five Years. The number of shares that may be diversified pursuant to a Diversification Election shall be: (A) any number of Diversifiable Shares not in excess of 25 percent of the number of Diversifiable Shares credited to the Participant’s Stock Account as determined on the last day of the Plan Year ending immediately prior to the date on which the Diversification Election is filed (where the number of shares credited to the Participant’s Stock Account is deemed to include any shares that were previously diversified pursuant to a previously filed Diversification Election), minus (B) the number of Diversifiable Shares that were previously diversified pursuant to a previously filed Diversification Election. (2) Diversification Following the Sixth Year. In the case of a Diversification Election filed after the sixth Plan Year included in the

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 40 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 Participant's Qualified Election Period (or any year thereafter), the term "25 percent" used in Section 8.4(c)(1) shall be changed to "50 percent. (3) Rounding. The number of shares determined under this Section 8.4(c) shall be rounded up to the nearest whole number. (d) Disposition of Election Shares. In the event that a Qualified Participant files a Diversification Election with the Committee, the Committee shall direct the Trustee to sell the Election Shares and to dispose of the proceeds of the sale in the manner provided in this Section 8.4(d), all within the 90-day period following the last day of the 90-day election period in which the Diversification Election was filed. For purposes of this Section 8.4(d) a Participant’s Election Shares shall be valued as of the Valuation Date coinciding with or immediately preceding the expiration of the 90-day election period in which the Diversification Election is filed. (1) Investment Within Plan. In the event that the Plan offers at least three investment options that satisfy the requirements of Code Section 401(a)(28) and any Treasury Regulations thereunder (“appropriate investment options”), the Trustee shall invest the sale proceeds of the Election Shares in the appropriate investment options in accordance with the instructions of the Participant. (2) Transfer to Another Plan. In the event that the Plan does not offer at least three appropriate investment options, but another defined contribution plan maintained by the Corporation in which the Participant is eligible to participate does offer three appropriate investment options and will accept a transfer of assets from the Plan, the Trustee shall transfer the sale proceeds of the Election Shares to such other plan and cause the sale proceeds to be invested under such other plan in accordance with the instructions of the Participant. (3) Distribution to Participant. In the event that the sale proceeds from the Election Shares cannot be invested in three appropriate investment options under either the Plan or another defined contribution plan maintained by the Corporation, the Trustee shall distribute the sale proceeds to the Participant in a cash lump sum. (e) De Minimis Exception. Notwithstanding any other provision in this Section 8.4, a Participant shall not be permitted to diversify any Stock held in his Stock Account on the last day of a Plan Year included in his Qualified Election Period if the Fair Market Value of the Diversifiable Shares held in his Stock Account on such date (determined as of the most recent Valuation Date), together with the Fair Market Value of any shares that were previously diversified pursuant to a previously filed Diversification Election (determined as of the Valuation Date immediately preceding such election), is $500 or less.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 41 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 8.5 Voting Rights. (a) Direction by Participants. (1) Right to Direct Voting. Each Participant shall have the right to direct the Trustee as to the manner in which Stock allocated to the Participant’s Stock Account shall be voted. (2) Voting Procedure. Whenever a vote by common shareholders of the Corporation is to be taken, the Committee acting through the Trustee shall furnish to the Participants the same information concerning the matter to be voted upon as the information furnished to shareholders generally. The Trustee shall take such steps as may be necessary or appropriate under the circumstances to assure that such information is distributed to Participants in a timely and convenient manner, and that the voting directions of the Participants remain confidential. (3) Beneficiaries. The Beneficiary of a deceased Participant who has Stock allocated to a Stock Account shall be treated in the same manner as a Participant for purposes of this Section 8.5. (b) Direction by Committee. The Committee shall direct the Trustee as to the manner in which the following described Stock shall be voted: (1) Unallocated Stock. Stock held unallocated in the Loan Suspense Account, (2) Stock Subject to Forfeiture. Stock allocated to a Participant’s Stock Account that has become subject to forfeiture in accordance with Section 6.1, (3) No Voting Directions. Stock allocated to a Participant’s Stock Account for which the Participant fails to give timely voting directions to the Trustee. (c) Voting by Trustee. Stock held in the Trust shall be voted by the Trustee in accordance with Section 8.5(a) or Section 8.5(b), as applicable. In the event that the Participant and/or Committee both fail to provide the Trustee with timely directions concerning the voting of Stock, the Trustee shall vote the Stock in the manner determined by the Trustee. The Trustee shall remain subject to applicable ERISA fiduciary standards in voting Stock regardless of whether the voting is directed by the Participants, the Committee, or the Trustee.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 42 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 8.6 Restrictions on Stock. (a) Compliance With Securities Laws. Shares of Stock held or distributed by the Trustee may include such legend restrictions on transferability as the Corporation may reasonably require in order to assure compliance with applicable Federal and state securities laws. [Revised by Amendment No. 1 effective April 1, 2015] (b) Right of First Refusal. Stock distributed from the Plan may be subject to a right of first refusal in favor of the Corporation (and, if the Corporation declines to exercise such right, then in favor of the Plan) provided that such Stock is not publicly traded at the time the right may be exercised. The selling price and other terms under the right must not be less favorable to the seller than the greater of the value of the Stock determined under § 54.4975-11(d)(5) (Fair Market Value), or the purchase price and other terms offered by a buyer, other than the Corporation or the Plan, making a good faith offer to purchase the Stock. The right of first refusal must lapse no later than 14 days after the holder of the Stock gives written notice to the holder of the right that an offer by a third party to purchase the Stock has been received. (c) Other Restrictions. Except as otherwise provided in Section 8.1 and this Section 8.6, no shares of Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. The provisions of this Section 8.6 shall continue to be applicable to stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code. ARTICLE 9 TRUST FUND 9.1 Establishment of Trust. (a) Contributions To Be Paid To Trustee. All Contributions under the Plan shall be paid over to and held by the Trustee under the Trust Agreement or shall be paid over to and held by a successor trustee appointed by the Board of Directors. The Trustee shall hold the assets of the Plan as a Trust Fund and shall invest, reinvest, and distribute the same in the manner and upon the terms and conditions provided in the Trust Agreement. (b) Terms of Trust Agreement. The Trust Agreement shall provide among other things for the following: (1) Authorization of Investments. Trust assets shall be invested by the Trustee primarily in Stock in accordance with directions from the Committee. The Trustee may also invest Trust assets in such other investments as may be

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 43 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 permitted under the Trust Agreement, or Trust assets may be held temporarily in cash. The Committee may direct the Trustee to invest and hold up to 100 percent of the Trust assets in Stock. (2) Purchases of Stock. Contributions (and other Trust assets) may be used to acquire Stock from any Corporation shareholder or from the Corporation. Purchases of Stock by the Trustee shall be made only as directed by the Committee. Purchases of Stock shall be made at no more than Fair Market Value determined as of the date of the transaction. (3) Sales of Stock. The Committee may direct the Trustee to sell shares of Corporation Stock to any person (including the Corporation), provided that any such sale must be at a price not less favorable to the Plan than Fair Market Value as of the date of the sale. Stock purchased with the proceeds of an Exempt Loan shall not be sold by the Trustee unless a determination has been made that the sale of the Stock will not cause the Exempt Loan incurred to purchase the Stock to be other than primarily for the benefit of the Participants and their Beneficiaries. (4) Compliance with Regulations etc. Any purchase or sale of Stock by the Trust, including the incurrence of an Exempt Loan to finance a purchase of Stock, shall be done in compliance with applicable Treasury Regulations, including Treasury Regulation §54.4975-7 and §54.4975-11. In determining whether to make such purchase or sale, the Committee, and in executing such purchase or sale, the Trustee, shall comply with its respective fiduciary duties under ERISA. 9.2 Exclusive Benefit of Trust. (a) Contributions Not To Be Diverted. Except as provided in Section 9.2(b), all assets of the Trust shall be retained for the exclusive benefit of Participants and Beneficiaries, and shall be used to pay benefits to such persons or to pay administrative expenses of the Plan or Trust, and shall not revert to or inure to the benefit of the Corporation or any Affiliate. (b) Refund of Certain Contributions. Notwithstanding Section 9.2(a) or any other provision of the Plan, Contributions may be refunded to the Corporation by the Trustee if either of the following conditions apply: (1) If a Contribution is made by a mistake of fact, the Contribution may be returned to the Corporation within one year after it is paid to the Trustee. (2) Each Contribution is made subject to the condition that it is deductible under Section 404 of the Code and, to the extent such deduction is disallowed, shall be returned to the Corporation within one year after the disallowance of the deduction.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 44 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (c) Limitation on Refunds of Contributions. If a Contribution is to be returned to the Corporation under Section 9.2(b), the amount returned shall not exceed the amount of the Contribution, without increase on account of investment income or gain, but shall be reduced by any loss attributable to such Contribution. 9.3 Investment Managers. (a) Authorization To Appoint Investment Managers. The Trust Agreement may provide for the management of the Trust Fund thereunder by the Trustee and/or by one or more investment managers appointed by the Trustee with the consent of the Board of Directors. The Trustee may, but shall not be obliged to, appoint an investment manager or managers to manage (including the power to acquire and dispose of) all or any part of the Trust Fund. (b) Agreements With Investment Managers. Any appointment of an Investment Manager shall be pursuant to a written agreement between the Trustee and the investment manager and shall meet the following requirements: (1) Any investment manager shall be an organization that is either: [1] registered in good standing as an investment adviser under the Investment Advisers Act of 1940, [2] a bank, as defined in that Act, or [3] an insurance company qualified to perform investment management services under the laws of more than one state of the United states. (2) The agreement shall provide that the investment manager may be removed by the Trustee on no more than 30 days written notice. (3) The investment manager shall acknowledge that it is a fiduciary with respect to the Plan. (4) The agreement with the investment manager shall be consistent with the provisions of the Trust Agreement as in effect from time to time. (c) Compensation of Investment Managers. An investment manager shall be entitled to such reasonable compensation for its services as is mutually agreed to by it and the Trustee, which shall be payable from the Trust Fund at the direction of the Committee. ARTICLE 10 OPERATION AND ADMINISTRATION 10.1 Division of Authority and Responsibility.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 45 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (a) Sponsoring Employer. The Corporation as Plan Sponsor shall be the “administrator” of the Plan within the meaning of Section 3(16) of ERISA, and shall be responsible for complying with all of the reporting and disclosure requirements of the Code and ERISA. In addition, the Corporation shall have exclusive authority to carry out all settlor functions with respect to the Plan including authority to amend or terminate the Plan in accordance with ARTICLE 11. (b) Committee and Others. The Committee shall discharge all of the other responsibilities of Plan administrator on behalf of the Corporation. The Committee and its members are named fiduciaries with full discretionary authority and responsibility to control and manage the operation and administration of the Plan, except that: (1) the Trustee has the authority and responsibility specifically assigned to the Trustee in the Plan and in the Trust Agreement; (2) the Board of Directors has exclusive authority and responsibility for appointing and removing members of the Committee and for appointing and removing the Trustee; and (3) Participants and Beneficiaries shall be “named fiduciaries” within the meaning of ERISA Section 402 for purposes of voting Stock allocated to their Accounts in instances where Participants and Beneficiaries are responsible for voting such Stock. 10.2 Benefits Committee. (a) Appointment of Board Members. The Benefits Committee shall consist of one or more members appointed by the Board of Directors to serve at its pleasure. The Board of Directors may appoint or remove a member of the Committee at any time, by written notice to such member and all other members. A member shall file with the Secretary of the Corporation an acceptance of his appointment and may resign by written resignation filed with the Secretary of the Corporation, effective as of a date specified therein, but not earlier than such filing. During any period when there are no appointed members of the Committee, the chief executive officer of the Corporation shall constitute the Board. No bond or other security shall be required of any member except as may be required by law. (b) Organization of the Committee. The Committee may designate one of its members as its Chairman and may designate a Secretary and an Assistant Secretary, who may be, but need not be, members. The Committee may authorize one or more of its members, or the Secretary or Assistant Secretary, or any agent, to execute and deliver any instruments or to direct any payment on its behalf. Unless they are members of the Committee, the Secretary and Assistant Secretary shall not be considered named fiduciaries with respect to the Plan and shall have no fiduciary responsibilities under the Plan except such as may be delegated to them by the Committee.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 46 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (c) Action by the Committee. The Committee shall hold meetings upon such notice, at such places, and at such time or times as it may from time to time determine. A majority of the members then in office shall constitute a quorum for the transaction of business. All resolutions or other actions taken by the Committee at any meeting shall be by the vote of a majority of those present. Upon concurrence in writing of a majority of the members then in office, action of the Committee may be taken without a meeting. (d) Establishment of Rules. Subject to the limitations elsewhere contained in the Plan, the Committee shall establish rules for the exercise of the duties imposed on it under the Plan and may, at any time, alter and change such rules and adopt new rules. (e) Compensation and Expenses. Members who are salaried officers or employees of the Corporation or an Affiliate shall serve on the Committee without compensation. Other members may be paid such reasonable compensation as the Board of Directors of the Corporation shall determine. All members of the Committee shall be reimbursed for direct expenses properly and actually incurred in the performance of services on the Committee. (f) Participation in Plan by Members. Members of the Committee who are officers or employees of any Corporation may participate in the Plan to the same extent as other Eligible Employees, but no such member shall take part in any discretionary determination directly relating only to his own participation or benefits. 10.3 Authority of Committee. (a) In General. The Committee shall have full authority for the control and management of the operation and administration of the Plan and, in addition to the specific authority set forth in this document and in the Trust Agreement, shall have the authority to take all action and to make all decisions and interpretations which shall be necessary or appropriate in order to administer and carry out the provisions of the Plan. (b) Plan Interpretation. The Committee shall interpret the Plan and shall resolve any ambiguities or inconsistencies and shall decide all questions arising in the administration, interpretation and application of the Plan. Without limitation, the Committee shall have full discretionary authority to determine eligibility for benefits and to construe the terms of the Plan. (c) Discretionary Authority. The Committee shall have full discretionary authority in making all decisions and determinations required to be made in the administration of the Plan. Reference to the Committee’s discretion in any other Section of this Plan document is for emphasis only and shall not be construed to imply a limitation of discretionary authority under any other section. (d) Decisions Are Binding. Subject to the claims procedures described in Section 7.8 and subject to applicable law, any decision of the Committee shall be

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 47 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 conclusive and binding upon all Employees, Participants, Beneficiaries, and all other persons having or claiming any interest under the Plan. 10.4 Allocation and Delegation of Responsibilities. (a) Allocation Within Committee. The members of the Committee may allocate any of its responsibilities, including fiduciary responsibilities, among themselves, by resolution approved by all members, or by written instrument executed by all members and filed with the records of the Plan. (b) Delegation From Committee. The Committee may delegate to other persons, including the Corporation or any Affiliate, or any officer or employee of the Corporation or any Affiliate, any of its responsibilities, including fiduciary responsibilities, by resolution approved by a majority of members, or by an instrument executed by a majority of members and filed with the records of the Plan. Written notice of the delegation shall be given to the person or other party to whom such responsibility is delegated. (c) Additional Requirements. Any allocation of fiduciary responsibilities, or delegation of fiduciary or other responsibilities, shall be exercised in a reasonable manner taking into account the discretionary or ministerial nature of the responsibility allocated or delegated. (d) Limitation of Responsibility for Co-fiduciaries. A member of the Committee to whom a fiduciary responsibility has been allocated, and each person to whom the Committee has delegated fiduciary or other responsibilities, shall act severally, without responsibility for the acts of other fiduciaries, except as otherwise provided by applicable law. 10.5 Multiple Fiduciary Capacities. Any person or group of persons, including the members of the Committee, may serve in more than one fiduciary capacity with respect to the administration of the Plan and without regard to whether he is an officer, director, employee, agent or other representative of the Corporation or of any Affiliate. 10.6 Employment of Advisers. The Committee and its members and, with the approval of the Committee, any person to whom the Committee has delegated fiduciary responsibilities, may employ one or more actuaries, accountants, legal counsel and other advisors as it or he shall reasonably deem necessary for the control and management of the operation and administration of the Plan or to render advice with regard to its or his responsibility under the Plan. The fees of such advisors shall be paid in accordance with Section 10.9. 10.7 Records and Reports. The Committee shall keep such records and accounts as it deems appropriate in the control and management of the operation and administration of the Plan. The Committee shall report from time to time to the Board of Directors, or its designee, on any and all aspects of the control, management, operation

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 48 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 and administration of the Plan, and shall report on such matters whenever directed to do so. 10.8 Protection of Committee and Others. (a) Limitation of Liability. In the administration and operation of the Plan, neither the Committee, nor any member thereof, nor the Corporation, nor any Affiliate, nor any director, officer or employee of any of them, shall be liable for any action or failure to act, except for its or his own willful and intentional misconduct or its or his own breach of fiduciary responsibility. (b) Indemnification. To the extent permitted under applicable law and the governing instruments of the Corporation, the Corporation shall indemnify the members of the Committee and any director, officer or employee of the Corporation or any Affiliate, and each of them, and save all such persons, and each of them, harmless from any loss, cost or expense for their acts and conduct in administering and operating the Plan, except to the extent such loss, cost or expense results from their own willful and intentional misconduct. 10.9 Administration Expenses. All reasonable expenses of administering the Plan and Trust shall be charged to and paid out of the Trust Fund, subject to the prohibition against payment of compensation from the Trust Fund to the Corporation or any Affiliate or to any officer or employee of the Corporation or an Affiliate. Reasonable expenses of administering the Plan include, but are not limited to, “user fees” imposed with respect to the Plan by the Internal Revenue Service, and fees payable to accountants, appraisers, attorneys and consultants for services related to Plan administration. The Corporation may, however, determine that all or any portion of such expenses shall be paid by the Corporation. 10.10 Bonding. To the extent required under Section 412 of ERISA, the Corporation shall secure fidelity bonding for every fiduciary of the Plan and every other person who handles funds or other property of the Plan. ARTICLE 11 AMENDMENT AND TERMINATION 11.1 Amendment. The Corporation, acting through the Board of Directors, shall have the right at any time and from time to time to modify or amend the Plan in any manner, prospectively or retroactively, by written instrument executed pursuant to its authorization, subject to the limitations in Section 11.2.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 49 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 11.2 Limitations on Amendment. No modification or amendment of the Plan shall be made which would: (a) make it possible for any part of the assets of the Plan to be used for or diverted to purposes other than the exclusive benefit of Participants or Beneficiaries, including defraying the reasonable expenses of administering the Plan and Trust; (b) eliminate or reduce any benefit protected under Section 411(d)(6) of the Code and the Treasury Regulations thereunder except as may be permitted in such regulations; or (c) increase the duties or liabilities of the Trustee or affect its fee for services hereunder, unless the Trustee consents thereto in writing. 11.3 Termination of Plan. (a) Authority to Terminate Plan. The Corporation, acting through the Board of Directors, shall have the right to terminate the Plan in whole or part at any time, or to permanently discontinue contributions thereto, by written instrument executed pursuant to its authorization. (b) Immediate Vesting of Affected Participants. If the Plan is terminated, or partially terminated, or if contributions thereto are permanently discontinued, whether by action of the Board of Directors or otherwise, each Participant or, in the case of a partial termination, each Participant affected thereby, (including a terminated Participant in respect of amounts not previously forfeited by him) shall thereupon be fully and nonforfeitably vested in his Account Balance. (c) Distribution of Account Balances. In the event of termination of the Plan, Account Balances shall be distributed at such time and in such manner as the Committee shall determine in accordance with the terms of the Plan and applicable law. ARTICLE 12 PARTICIPATION BY AFFILIATES 12.1 Participation by Affiliates. (a) Adoption of the Plan. Any Affiliate that is not an Employer may adopt the Plan by action of its board of directors and thereby become an Employer. Adoption of the Plan shall constitute an agreement by the Affiliate to observe all of the terms of the Plan and Trust Agreement, as then in effect and as subsequently amended, and to make such contributions to the Trust Fund and to pay such expenses related to the Plan as may be determined by the Corporation.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 50 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (b) Approval of Corporation. Adoption of the Plan by any Affiliate shall be subject to the approval of the Corporation, shall become effective as of the date determined by the Corporation, and shall be subject to such special terms and conditions as may be imposed by the Corporation. Any such special terms or conditions shall be set forth in a schedule attached to the Plan. (c) Participation by Employees. Employees of an Affiliate that adopts the Plan shall commence participation in the Plan on the date provided under Section 2.1, or such other date as may be determined by the Corporation, and shall be credited with such pre-participation service (if any) as may be determined by the Corporation. 12.2 Termination of Participation. (a) In General. An Affiliate may terminate its participation in the Plan at any time by action of its board of directors. In addition, the Corporation may terminate an Affiliate’s participation in the Plan at any time. An Affiliate shall automatically terminate its participation in the Plan if it ceases to be an Affiliate. (b) Contributions. In the event that participation in the Plan by an Affiliate terminates, all contributions theretofore made by the Affiliate shall remain the sole property of the Trustee for the use of the Plan. (c) Rights of Affected Participants. Each Participant who ceases to be an Eligible Employee by reason of the termination of an Affiliate’s participation in the Plan: (1) shall remain subject to all provisions of the Plan including, without limitation, provisions governing the crediting of Service, eligibility for benefits and the time and manner of payment of benefits, and (2) shall be subject to such special provisions, such as accelerated vesting, as may be determined by the Committee and set forth in a schedule attached to the Plan. ARTICLE 13 LIMITATION ON ANNUAL ADDITIONS 13.1 Summary. The total contributions allocated to the Accounts of any Participant for a Limitation Year with respect to the Corporation and all Affiliates may not exceed the lesser of $53,000 (as adjusted) or 100 percent of the Participant’s Section 415 Compensation. If the Participant receives contributions under more than one Defined Contribution Plan of the Corporation (and all Affiliates), all such contributions must be taken into account in applying this limitation. The rules applying this limitation are set

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 51 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 forth in detail in the subsequent sections of this ARTICLE 13 and these sections override any inconsistent provision in this Section 13.1. 13.2 Definitions and Rules of Interpretation. Solely for purposes of this ARTICLE 13, the following definitions and rules of interpretation shall apply: (a) “Annual Addition” means, with respect to a Participant, the sum for any Limitation Year of: (1) employer contributions allocated to the account of the Participant under all plans subject to Code Section 415(c) maintained by the Section 415 Employer (but see the special rule at Section 13.2(f) concerning contributions under the Plan used to make payments on Exempt Loans); (2) Participant contributions allocated after December 31, 1986 to the account of the Participant under all such plans and 50 percent of such contributions allocated before January 1, 1987, but not including rollover contributions; (3) forfeitures allocated to the account of the Participant under all such plans (but see the special rule at Section 13.3(b) concerning Forfeitures of Exempt Loan Stock); (4) amounts allocated after March 31, 1984 to an individual medical account (as defined in Code Section 415(l)(2)) of the Participant which is part of a pension or annuity plan maintained by the Section 415 Employer; and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of the Participant under a welfare benefit fund (as defined in Code Section 419(e)) maintained by the Section 415 Employer but only if the Participant is a key employee (as defined in Code Section 419A(d)(3)). (b) “Defined Contribution Plan” means a plan which provides for an individual account for each participant and for benefits based solely upon the amount contributed to the participant’s account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants which may be allocated to that participant’s accounts. (c) “Section 415 Employer” includes: (1) any corporation that is a member of a controlled group of corporations as defined in Code Section 414(b) which includes the Corporation,

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 52 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (2) any trade or business (whether or not incorporated) that is under common control as defined in Code Section 414(c) with the Corporation, (3) any member of an affiliated service group as defined in Code Section 414(m) that includes the Corporation, and (4) any entity required to be included under Code Section 414(o) in accordance with Regulations thereunder. For purposes of applying Code Sections 414(b) and 414(c) in the preceding sentence, the phrase “more than 50 percent” shall be substituted for the phrase “at least 80 percent” each place it appears in Code Section 1563(a)(1). (d) “Limitation Year” means the 12 month period ending March 31. (e) “Maximum Dollar Amount” means for any Limitation Year, $53,000 as adjusted for increases in the cost-of-living under Code Section 415(d) for Limitation Years after 2015. (f) “Section 415 Compensation” means with respect to a Limitation Year, “participant’s compensation” as defined under Code Section 415(c)(3) and Treasury Regulation §1.415(c)-2(d)(4) thereunder. Effective April 1, 2008, an amount is not Section 415 Compensation if it is paid after the Participant’s severance from employment unless (i) the Participant is in qualified military service (as defined in Code Section 414(u)), (ii) the Participant is permanently and totally disabled (as defined in Code Section 22(e)(3)), or (iii) the amount is paid by the later of 2-1/2 months after severance from employment or the end of the year that includes the date of severance from employment and is described in Treasury Regulation §1.415(c)-2(e)(3)(ii) or (iii). In no event shall a Participant’s Section 415 Compensation for a Limitation Year beginning on or after April 1, 1989 exceed the applicable Code Section 401(a)(17) Limit set forth in Section 1.6(b). (g) Aggregation of Section 415 Employer’s Defined Contribution Plans. For the purpose of this ARTICLE 13, all Defined Contribution Plans (whether terminated or not) ever maintained by the Section 415 Employer shall be treated as one Defined Contribution Plan. (h) Special Rule Regarding Annual Additions Under the Plan. In the event that an Exempt Loan is incurred under the Plan, Contributions of cash which are used to make payments of principal and interest on the Exempt Loan shall be deemed allocated to Participants in the manner provided in Section 3.4 and, allocated in this manner, shall be deemed to constitute Annual Additions under the Plan (but see Section 13.3(b) concerning treatment of Contributions used to pay interest). Exempt Loan Stock that is released from the Loan Suspense Account and allocated to Participants in accordance with Section 4.3 shall not be deemed to constitute Annual Additions.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 53 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 13.3 Limitation on Annual Additions. (a) In General. The Annual Addition to a Participant’s Accounts for any Limitation Year, when added to the Annual Additions to his accounts for such year under all other Defined Contribution Plans (if any) maintained by the Section 415 Employer, shall not exceed the lesser of: [1] 100% of his Section 415 Compensation, or [2] the Maximum Dollar Amount. (b) Special Exempt Loan Rule. If no more than one-third of the Contributions to the Plan for a Limitation Year which are deductible under Code Section 404(a)(9) (Contributions used to pay principal and interest on Exempt Loans) are allocated to Participants who are Highly Compensated Employees, the limitation on Annual Additions provided in this Section 13.3 shall not apply to: (1) Certain Forfeitures. Forfeitures of Stock if such Stock was acquired with the proceeds of an Exempt Loan (within the meaning of Code Section 404(a)(9)(A)), or (2) Certain Interest Payments. Contributions to the Plan which are deductible under Code Section 404(a)(9)(B) (Contributions used to pay interest on Exempt Loans) and charged against the Participant’s Account. (c) Increased Maximum Dollar Amount Before 1990. For Limitation Years beginning before July 13, 1989, the Maximum Dollar Amount may be increased as provided in Section 415(c)(6)(A) of the Code, as then in effect. 13.4 Adjustment to Reduce Annual Addition. A Participant’s Annual Addition under the Plan shall be reduced if necessary to satisfy the limitation of Section 13.3 at such times and in such manner as may be provided in Revenue Procedure 2013-12 or similar guidance issued by the Internal Revenue Service. 13.5 Incorporation of Code Section 415. Annual Additions shall be limited in accordance with Code Section 415, which is hereby incorporated by reference. Code Section 415 and the Treasury Regulations thereunder shall override any contrary provision in the Plan. ARTICLE 14 TOP-HEAVY PROVISIONS 14.1 Purpose of Article. The purpose of this Article is to provide stand-by rules that will become applicable if, and only if, the Plan should ever become “Top-Heavy” as hereinafter defined. It is not anticipated that the Plan will ever become Top-Heavy and it is not expected these rules will ever become operative.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 54 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 14.2 Definitions. Solely for purposes of this ARTICLE 14, the following definitions shall apply: (a) “Section 416 Account Balance” means a Participant’s account balance under a defined contribution plan determined under the terms of that plan and Code Section 416 and regulations thereunder. A Participant’s Section 416 Account Balance includes any part of the Section 416 Account Balance distributed during the 5-year period ending on the applicable Determination Date. A Participant’s Section 416 Account Balance shall also include any contribution not actually made as of the Determination Date, but that is required to be taken into account on that date under Code Section 416 and the regulations thereunder. (b) “Determination Date” means, with respect to any qualified plan, the last day of the preceding plan year of such plan, except that, for the first plan year of such plan, it means the last day of such first plan year. (c) “Key Employee” means any person who is an Employee or former Employee of the Section 416 Employer within the meaning of Code Section 416(i) and regulations thereunder, or a Beneficiary of such person, who, at any time during the Plan Year that includes the Determination Date, or during any of the four preceding Plan Years, is or was one of the following: (1) Officers. An officer of the Section 416 Employer having Section 416 Compensation greater than 50 percent of the limitation in effect under Code Section 415(b)(1)(A) for such Plan Year. For any such Plan Year, there shall be treated as officers no more than the lesser of 50 Employees or 10 percent of the Employees or, if greater than 10 percent, three Employees. For this purpose, officers with the highest annual Section 416 Compensation shall be selected. (2) Ten Highest Paid Employees. One of the 10 Employees having Section 416 Compensation greater than the limitation in effect for such Plan Year under Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318 as modified by Code Section 416(i)) an interest in the Section 416 Employer which is both more than a 0.5 percent interest and the largest interests in the Section 416 Employer. (3) 5 Percent Owners. A person who owns (or is considered to own under Code Section 318 as modified by Code Section 416(i)) more than 5 percent of the outstanding stock, or stock possessing more than 5 percent of the combined total voting power of all stock, of the Section 416 Employer. (4) 1 Percent Owners Who Earn Over $150,000. A person who owns (or is considered to own under Code Section 318 as modified by Section 416(i) of such Code) more than 1 percent of the outstanding stock, or stock possessing more than 1 percent of the combined total voting power of all stock, of the

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 55 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 Section 416 Employer and receives Section 416 Compensation of more than $150,000. (d) “Non-Key Employee” means any person who is an Employee or former Employee of the Section 416 Employer and is not a Key Employee or a former Key Employee. (e) “Permissive Aggregation Group” means the Required Aggregation Group plus any other plan or plans of the Section 416 Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410(b) of the Code. (f) “Required Aggregation Group” means [1] each qualified plan of the Section 416 Employer in which at least one Key Employee participates or participated at any time during the 5-year period ending on the Determination Date (regardless of whether the plan has terminated), and [2] any other qualified plan of the Section 416 Employer which enables a plan described in [1] to meet the requirements of Sections 401(a)(4) or 410(b) of the Code. (g) “Present Value” of a Section 416 Accrued Benefit means for any plan year the actuarial present value of the Section 416 Accrued Benefit under the defined benefit plan expressed as a benefit commencing at normal retirement age (or attained age, if later) determined on the basis of the actuarial assumptions set forth in that plan. (h) “Section 416 Accrued Benefit” means a Participant’s accrued benefit under a defined benefit plan determined under the terms of that plan and Code Section 416 and regulations thereunder. A Participant’s Section 416 Accrued Benefit shall include any distribution of an Section 416 Accrued Benefit within the 5-year period ending on the applicable Determination Date. The Section 416 Accrued Benefit of a Participant other than a Key Employee shall be determined under [1] the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Section 415 Employer, or [2] if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C). (i) “Section 416 Compensation” means “participant’s compensation” as defined under Code Section 415(c)(3) and Treasury Regulation §1.415(c)-2(d)(4) thereunder or such other definition as may be required under Code Section 416. Effective April 1, 2008, an amount is not Section 415 Compensation if it is paid after the Participant’s severance from employment unless (i) the Participant is in qualified military service (as defined in Code Section 414(u)), (ii) the Participant is permanently and totally disabled (as defined in Code Section 22(e)(3)), or (iii) the amount is paid by the later of 2-1/2 months after severance from employment or the end of the year that includes the date of severance from employment and is described in Treasury Regulation §1.415(c)-2(e)(3)(ii) or (iii).

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 56 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (j) “Section 416 Employer” includes: (1) any corporation that is a member of a controlled group of corporations as defined in Code Section 414(b) that includes the Corporation, (2) any trades or businesses (whether or not incorporated) that are under common control as defined in Code Section 414(c) that include the Corporation, (3) any member of an affiliated service group as defined in Code Section 414(m) that includes the Corporation, and (4) any entity required to be included under Code Section 414(o) in accordance with regulations thereunder. (k) “Top-Heavy Plan” has the meaning set forth in Section 14.3. (l) “Top-Heavy Ratio” has the meaning set forth in Section 14.4. 14.3 Top-Heavy Plan. The Plan is a Top-Heavy Plan for any Plan Year if any of the following conditions exist: (a) Top-Heavy Plan. The Top-Heavy Ratio for the Plan exceeds 60 percent and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group. (b) Top-Heavy Required Aggregation Group. The Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Required Aggregation Group exceeds 60 percent. (c) Top-Heavy Permissive Aggregation Group. The Plan is part of a Permissive Aggregation Group and the Top-Heavy Ratios for the Plan, any Required Aggregation Group of which it is part, and the Permissive Aggregation Group all exceed 60 percent. 14.4 Top-Heavy Ratio. (a) Section 416 Employer Maintains No Defined Benefit Plan. If the Section 416 Employer has not maintained any defined benefit plan that had a Section 416 Accrued Benefit during the 5-year period ending on the Determination Date, the Top- Heavy Ratio for this Plan alone, or for the Required Aggregation Group or Permissive Aggregation Group as appropriate, is a fraction: (1) the numerator of which is the total Section 416 Account Balances under the defined contribution plan or plans for all Key Employees as of the applicable Determination Date(s), and

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 57 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (2) the denominator of which is the total Section 416 Account Balances under the defined contribution plan or plans for all Key Employees and Non-key Employees as of the applicable Determination Date(s), both computed in accordance with Code Section 416 and regulations thereunder. (b) Section 416 Employer Maintains a Defined Benefit Plan. If the Section 416 Employer has maintained one or more defined benefit plans that had Section 416 Accrued Benefits during the 5-year period ending on the Determination Date, the Top- Heavy Ratio for the Required or Permissive Aggregation Group as appropriate is a fraction: (1) the numerator of which is the sum of [1] the Section 416 Account Balances under the aggregated defined contribution plan or plans and [2] the Present Value of Section 416 Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees as of the applicable Determination Dates, and (2) the denominator of which is the sum of [1] the Section 416 Account Balances under the aggregated defined contribution plan or plans and [2] the Present Value of Section 416 Accrued Benefits under the aggregated defined benefit plan or plans for all Key Employees and Non-key Employees, as of the applicable Determination Dates, all determined in accordance with Code Section 416 and the regulations thereunder. (c) Rules Governing Section 416 Accrued Benefits and Section 416 Account Balances. For purposes of Section 14.4(a) and Section 14.4(b): (1) The value of Section 416 Account Balances and the Present Value of Section 416 Accrued Benefits shall be determined as of the most recent Valuation Dates that fall within the 12-month periods ending with the applicable Determination Dates, except as provided under Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan. (2) The Section 416 Account Balances and Section 416 Accrued Benefit of a Participant [1] who is not a Key Employee but who was a Key Employee in a previous year, or [2] who has not been credited with at least one Hour of Service at any time during the 5-year period ending on the Determination Date will be disregarded. (3) The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with Code Section 416 and the regulations thereunder.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 58 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (4) Deductible employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. (5) When aggregating plans, the value of Section 416 Account Balances and Section 416 Accrued Benefits will be calculated with reference to the Determination Dates of the respective plans that fall within the same calendar year as the Determination Date for this Plan. 14.5 Application of Top-Heavy Rules. Notwithstanding anything herein to the contrary, the following rules shall apply for any Plan Year in which the Plan is a Top- Heavy Plan. (a) Minimum Vesting. A Participant’s vested interest in his Accrued Benefit under the Plan shall be determined under Section 14.6. (b) Minimum Benefit. Each Participant who is a Non-key Employee shall receive a minimum allocation determined under Section 14.7. (c) Limitation on Benefits. The dollar limitations taken into account under Code Section 415(e) shall be adjusted as provided in Section 13.4(d). This Section 14.5(c) shall not apply for Plan Years beginning on or after April 1, 2000. (d) Limitation on Compensation. For Plan Years beginning prior to January 1, 1989, the Plan shall provide the special Compensation limitations of Code Section 416(d). 14.6 Minimum Vesting. For each Plan Year in which the Plan is a Top-Heavy Plan, a Participant who has at least one Hour of Service after the Plan becomes a Top-Heavy Plan shall have a vested interest in his Account determined in accordance with the following vesting schedule: Years of Eligibility service Vested Interest 1 0% 2 0% 3 or more 100% If the Plan ceases to be a Top-Heavy Plan, the above vesting schedule shall no longer apply, provided, however, that no Participant shall be subject to a reduction in his vested interest. 14.7 Minimum Benefits. For each Plan Year in which the Plan is a Top-Heavy Plan, a Participant who is an Employee of a Section 416 Employer on the last day of the Plan Year shall receive a minimum contribution as provided in this Section 14.7. (a) Employees Who Do Not Participate in a Defined Benefit Plan. In the case of a Participant who is a Non-key Employee and who does not participate in any defined

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 59 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 benefit plan of the Section 416 Employer, the Section 416 Employer shall provide an additional contribution under this Plan (or under another defined contribution plan) equal to the difference between the aggregate contributions made on his behalf under this Plan and all other defined contribution plans of the Section 416 Employer for the Plan Year and 3 percent of the Participant’s Section 416 Compensation for the Plan Year (the “minimum contribution”). (b) Employees Who Participate in a Defined Benefit Plan. (1) Accrual of Minimum Benefit under Defined Benefit Plan. It is contemplated that each Participant who is a Non-key Employee and who participates in a defined benefit plan of the Section 416 Employer will accrue a minimum benefit under the top-heavy minimum benefit accrual provisions of the defined benefit plan of the Section 416 Employer. (2) Failure To Accrue Minimum Benefit under Defined Benefit Plan. In the case of a Participant who is a Non-key Employee, who participates in a defined benefit plan of the Section 416 Employer, and who does not accrue a minimum benefit under the top-heavy minimum benefit provisions of such plan, the Section 416 Employer shall provide an additional contribution under this Plan (or under another defined contribution plan) equal to the difference between the aggregate contributions made on his behalf under this Plan and all other defined contribution plans of the Section 416 Employer for the Plan Year and 5 percent of the Participant’s Section 416 Compensation for the Plan Year (the “minimum contribution”). For any Plan Year that includes the last day of a Limitation Year (as defined in Section 13.2(e)) in which Employer elects to use 1.25 in the denominators of the defined benefit fraction and defined contribution fraction in applying Code Section 415(e), the term “7.5 percent” shall be substituted for “5 percent” in the preceding sentence. (c) Additional Rules. The following additional rules shall apply in determining the amount of any minimum contribution to be made with respect to a Participant under this Section 14.7. (1) Social Security Contributions Disregarded. The minimum contribution is determined without regard to any social security contribution. (2) Minimum Service and Compensation Rules Disregarded. The minimum contribution shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive a contribution, or would have received a lesser contribution of the year because of [1] the Participant’s failure to complete 1,000 Hours of service (or any equivalent provided in the Plan), or [2] Compensation less than a stated amount. 14.8 EGTRRA Amendment.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 60 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (a) Effective date. This Section 14.8 shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after March 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This section shall govern over any contrary provision in this Article 14. (b) Determination of Top-Heavy Status. (1) Key Employee. Key Employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after March 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder. (2) Determination of Present Values and Amounts. This Section 14.8(b)(2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the Determination Date. (A) Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the Determination Date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting 5-year period for 1-year period. (B) Employees not performing services during year ending on the Determination Date. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1- year period ending on the Determination Date shall not be taken into account.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 61 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 (c) Minimum Benefits. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code. ARTICLE 15 MISCELLANEOUS 15.1 Plan Not a Contract of Employment. The Plan shall not be deemed to constitute a contract of employment between the Corporation or any Affiliate and any person, or to be a consideration for, or an inducement for the employment of any person by the Corporation or any Affiliate. Nothing contained in the Plan shall be deemed to give any person the right to be retained in service or to interfere with the right of the Corporation or any Affiliate to discharge any Employee at any time without regard to the effect which such discharge shall have upon his rights, if any, under the Plan. 15.2 Benefits Payable Only from Plan Assets. All rights of Participants and Beneficiaries shall be enforceable only against the Trust Fund held by the Trustee, and no such person shall have any claim against the Corporation or any Affiliate. 15.3 Provisions of Plan Binding on All Persons. The Plan, including the Trust Agreement, and each and every provision hereof and of the Trust Agreement, and any amendment or modification hereof or of the Trust Agreement, shall be binding upon all Employees, Participants and their spouses and Beneficiaries hereunder and all other persons having or claiming to have any interest of any kind or nature in or under the Plan, and upon their respective heirs, executors, administrators, successors and assigns. 15.4 Non-Alienation of Benefits. Except as required by the provisions of a Qualified Domestic Relations Order, or as otherwise required by law, a Participant’s or Beneficiary’s interest in the Plan and Trust and shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such interest shall be void; and such interest shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person who shall be entitled thereto, nor shall it be subject to attachment or legal process for or against such person.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 62 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 15.5 Limitations on Merger, Consolidation, etc. The Plan shall not be merged or consolidated with, nor shall any of its assets or liabilities be transferred to, any other plan unless each participant in the surviving or transferee plan would, if such plan then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the plan in which he was a participant had then terminated. 15.6 Plan Intended To Be Qualified. The Plan is intended to qualify under Sections 401(a) of the Code and shall be construed in accordance with such intention. No person shall be entitled to require the Plan to provide any benefit or take or refrain from taking any action which the Committee in its judgment believes would be likely to cause the Plan to fail to so qualify. 15.7 Construction. Headings of articles, sections, subsections and paragraphs are inserted for convenience of reference; they are not part of the Plan and shall not be considered in construing it. A pronoun or adjective in the masculine gender includes the feminine gender, and the singular includes the plural, unless the context clearly indicates otherwise. 15.8 Governing Law. The Plan and Trust shall be construed, administered and enforced according to the laws of the State of New York to the extent such laws are not inconsistent with or preempted by ERISA. 15.9 Qualified Military Service. (a) Uniformed Services Employment and Re-employment Rights Act. Notwithstanding any provision in the Plan to the contrary, contributions, credit and benefits with respect to qualified military service shall be provided in accordance with Code Section 414(u). (b) Death Benefits Under Qualified Active Military Service. In the case of a Participant who dies while performing qualified military service (as defined in Code Section 414(u)), the survivors of the Participant shall be entitled to any additional benefits (other than benefit accruals relating to the period of qualified military service) provided under the Plan had the Participant resumed and then terminated employment on account of death. (C) Differential Wage Payments. Salary and wages paid to Participants that constitutes “differential wage payments” within the meaning of Code Section 414(u)(12) shall be treated as Compensation paid to an Employee to the extent required under Code Section 414(u).

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 63 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 IN WITNESS WHEREOF, the Corporation has caused this restated Plan to be executed by its duly authorized corporate officer this 1st day of August, 2016, to be effective as of April 1, 2015. COLUMBUS McKINNON CORPORATION By /s/ Gregory P. Rustowicz_________ Title _VP Finance and CFO__________

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 64 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 SCHEDULE A PARTICIPATING EMPLOYERS AND ELIGIBLE EMPLOYEES Reflecting Amendment of the Plan through April 1, 2015 1. Columbus McKinnon Corporation (April 1, 1987) Columbus McKinnon Corporation established the Plan as a profit sharing plan covering certain salaried employees effective April 1, 1987. The Plan was restated as an ESOP effective November 1, 1988. ○ The Plan was again restated effective April 1, 1989 and at that time the Plan covered nonunion salaried employees, office employees and nonunion factory employees at Columbus McKinnon Corporation’s Tonawanda facility. ○ The Plan was amended effective October 1, 1994 to extend coverage to all other nonunion hourly employees of Columbus McKinnon Corporation. ○ The Plan was amended effective February 24, 1995 to exclude salaried employees of the Positech and Durbin Durco Divisions of Columbus McKinnon Corporation. These division had been non-participating subsidiary corporations which merged into Columbus McKinnon on that date. ○ The Plan was amended effective April 1, 1998 to extend coverage to all nonunion employees of Columbus McKinnon Corporation who are regularly employed at a facility in the United States. 2. Lift-Tech International, Inc. (April 1, 1996) Columbus McKinnon Corporation acquired Lift-tech International, Inc. (Lift-Tech) on November 1, 1995 and merged Lift-Tech into Columbus McKinnon Corporation on March 1, 1997. Nonunion employees of Lift-Tech who meet the age and service requirements under the Plan and satisfy the definition of “Eligible Employee” are eligible to enter the Plan on or after April 1, 1996 in accordance with Section 2.1 of the Plan. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Lift-Tech International, Inc. and its affiliates prior to November 1, 1995. 3. Yale Industrial Products, Inc. (April 1, 1998) Columbus McKinnon Corporation acquired Spreckels Industries, Inc. and its subsidiaries on January 3, 1997. Effective March 31, 1997, Spreckels was merged into its subsidiary, Duff-Norton Company, Inc., and the subsidiary was renamed “Yale Industrial Products, Inc.”. Nonunion employees of Yale Industrial Products, Inc. who meet the age and service requirements under the Plan and satisfy the definition of “Eligible Employee” are eligible to enter the Plan on or after April 1, 1998 in accordance with Section 2.1 of the Plan.

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 65 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 Employees of Yale Industrial Products, Inc. who may be Eligible Employees include all nonunion Employees. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Duff-Norton Company, Inc. and its affiliates prior to January 3, 1997. 4. Automatic Systems, Inc. (April 1, 1999) Columbus McKinnon Corporation acquired LICO, Inc. and its subsidiaries, including Automatic Systems, Inc., on March 31, 1998. Persons employed as nonunion Employees by Automatic Systems, Inc. on September 1, 1999, who meet the age and service requirements under the Plan and satisfy the definition of “Eligible Employee” on or after April 1, 1999 are eligible to enter the Plan on or after April 1, 1999 in accordance with Section 2.1 of the Plan. Employees of Automatic Systems, Inc. who may be Eligible Employees include all nonunion Employees. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Automatic Systems, Inc. and its affiliates prior to March 31, 1998. 5. Washington Equipment Company (January 1, 2000) Columbus McKinnon Corporation acquired Washington Equipment Company on April 29, 1999. Persons employed as nonunion employees by Washington Equipment Company on January 1, 2000, who meet the age and service requirements under the Plan and satisfy the definition of “Eligible Employee” shall be eligible to enter the Plan on or after January 1, 2000 in accordance with Section 2.1 of the Plan. Employees of Washington Equipment Company who may be Eligible Employees include all nonunion Employees. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Washington Equipment Company and its affiliates prior to April 29, 1999. 5. Gaffey, Inc. (January 1, 2000) Gaffey, Inc. was a wholly-owned subsidiary of GL International Inc. GL International Inc. was merged into a subsidiary of Columbus McKinnon Corporation on March 1, 1999 with the result that Gaffey, Inc. became a subsidiary of Columbus McKinnon Corporation on that date. Persons employed as nonunion Employees by Gaffey, Inc. on January 1, 2000, who meet the age and service requirements under the Plan and satisfy the definition of “Eligible Employee” are eligible to enter the Plan on or after January 1, 2000 in accordance with Section 2.1 of the Plan. Employees of Gaffey, Inc. who may be Eligible Employees include all nonunion Employees. Such Employees are granted Eligibility Service and Vesting Service under the Plan for service with Gaffey, Inc. and its affiliates prior to March 1, 1999. 6. Handling Systems and Conveyors, Inc. (January 1, 2000)

COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN Page 66 of Working Plan Document of 2015 Plan Restatement Doc #01.2985680 Handling Systems and Conveyors, Inc. (HSC) was a wholly-owned subsidiary of GL International Inc. GL International Inc. was merged into a subsidiary of Columbus McKinnon Corporation on March 1, 1999 with the result that HSC became a subsidiary of Columbus McKinnon Corporation on that date. Persons employed as nonunion Employees of HSC on January 1, 2000, who meet the age and service requirements under the Plan and satisfy the definition of “Eligible Employee” are eligible to enter the Plan on or after January 1, 2000 in accordance with Section 2.1 of the Plan. Employees of this corporation who may be Eligible Employees include all nonunion employees. Such employees are granted Eligibility Service and Vesting Service under the Plan for service with HSC and its affiliates prior to March 1, 1999.